PLAN INVESTMENT FUND, INC.

PROSPECTUS

April 30, 2016, as supplemented August 12, 2016

Plan Investment Fund, Inc. (the “Fund”) is an open-end management investment company organized as a Maryland Corporation. The Fund is open to members and licensees of the Blue Cross Blue Shield Association and certain related organizations. The Fund offers Participation Certificates in several separate investment portfolios (each a “Portfolio”), including the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio, neither of which is a money market fund. This prospectus relates to the following Portfolios of the Fund, which are each a money market fund managed pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).

•            Government Portfolio (PIFXX) — a government money market fund which seeks a high level of current income and stability of principal by investing in U.S. Government obligations and repurchase agreements relating to such obligations.

•            Money Market Portfolio (PIMXX) — an institutional prime money market fund which seeks a high level of current income and stability of principal by investing in U.S. Government obligations and repurchase agreements relating to such obligations and bank and commercial obligations.*

*Beginning on or about October 11, 2016, the Money Market Portfolio will be a “Floating Net Asset Value” money market fund.  Accordingly, the price per Participation Certificate for the Money Market Portfolio will fluctuate.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

GOVERNMENT PORTFOLIO	3
Investment Objective	3
Fees and Expenses	3
Principal Investment Strategies	4
Principal Risks	4
Performance Information	6
Investment Advisor	6
Purchase and Sale of Participation Certificates	7
Tax Information	7
MONEY MARKET PORTFOLIO	8
Investment Objective	8
Fees and Expenses	8
Principal Investment Strategies	9
Principal Risks	9
Performance Information	12
Investment Advisor	12
Purchase and Sale of Participation Certificates	13
Tax Information	13
INVESTMENT OBJECTIVES AND STRATEGIES	14
PRINCIPAL RISK FACTORS	18
MANAGEMENT OF THE PORTFOLIOS	21
SHAREHOLDER INFORMATION	23
Participation Certificates	23
Pricing of Participation Certificates	23
Purchase of Participation Certificates	25
Redemption of Participation Certificates	26
Payment in Kind	27
Certain Special Limitations Affecting Redemptions	27
Additional Purchase and Redemption Information	28
Dividends and Distributions	28
Anti-Money Laundering Requirements	29
Distributor	29
FEDERAL INCOME TAXES	30
FINANCIAL HIGHLIGHTS	32
WHERE TO FIND MORE INFORMATION	36

ii

GOVERNMENT PORTFOLIO

Investment Objective

The Government Portfolio is a money market fund, which seeks a high level of current income and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Participation Certificates of the Government Portfolio. The Portfolio does not charge any form of sales load, redemption fee or exchange fee.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Fees	0.20%
Other Expenses	0.14%
Total Annual Portfolio Operating Expenses	0.34%
Fee Waivers and Expense Reimbursements(1)	(0.24)%
Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursements(2)	0.10%

(1)

BlackRock Advisors, LLC (the “Investment Advisor”) has contractually agreed to waive its fees such that the Government Portfolio’s ordinary operating expenses do not exceed 0.30% of the Portfolio’s average daily net assets. In addition, the Investment Advisor and BCS Financial Services Corporation (the “Administrator”) have further agreed to waive their fees such that the Portfolio’s ordinary operating expenses do not exceed 0.10% of the Portfolio’s average daily net assets. The Investment Advisor and the Administrator cannot terminate such fee waivers prior to May 1, 2017, without the consent of the Board of Trustees of the Fund (“Board”). The Fund expects to be able to continue some or all of such fee waivers beyond May 1, 2017, but it cannot be assured that the Investment Advisor or the Administrator will agree to such continuance.

(2)

The Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursement in this fee table does not correlate to the expense ratio in the Government Portfolio’s financial highlights because the Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursement have been restated to reflect expenses expected to be incurred for the Portfolio for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Government Portfolio with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Government Portfolio for the time periods indicated and then redeem all of your investment at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Government Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$10	$85	$167	$408

Principal Investment Strategies

The Government Portfolio seeks to invest at least 99.5% of the Government Portfolio’s total assets in in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Portfolio’s will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The securities purchased by the Government Portfolio are subject to the quality, diversification, and other requirements of Rule 2a-7 under the 1940 Act (“Rule 2a-7”), and other rules of the Securities and Exchange Commission (the “SEC”). The Portfolio will only purchase securities that present minimal credit risk as determined by the Investment Advisor, pursuant to guidelines approved by the Fund’s Board. The U.S. Government securities in which the Portfolio invests may include variable and floating rate instruments, and the Fund may transact in U.S. Government securities on a when-issued and delayed delivery basis.

The Government Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. This policy is a non-fundamental policy of the Portfolio, and the Portfolio will not change the policy without providing Participation Certificate holders with at least 60 days’ prior notice of any change in the policy.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Government Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per Participation Certificate, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time. The following is a summary description of principal risks of investing in the Portfolio.

Credit Risk. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

Income Risk.  The Portfolio’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period holders own an interest in the Portfolio.

Market Risk and Selection Risk.  Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Portfolio management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Regulatory Risk. On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Portfolio’s investment strategies, fees and expenses, portfolio and Participation Certificate liquidity and return potential.

Repurchase Agreement Risk.  The Portfolio may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Treasury Obligations Risk.  Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period an investor owns Participation Certificates of the Portfolio.

U.S. Government Obligations Risk.  Certain securities in which the Portfolio may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable and Floating Rate Investment Risk.  The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk.  When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Performance Information

The following bar chart and table show the performance of the Government Portfolio, and indicate the risks of investing in the Portfolio by showing the historical return volatility associated with an investment in the Portfolio. The bar chart shows how the annual total returns of this Portfolio have varied from year to year for the last ten years. The table shows this Portfolio’s average annualized returns for one, five and ten year periods ended December 31, 2015. The bar chart and the table assume reinvestment of dividends and distributions. The past performance of the Government Portfolio does not necessarily indicate how it will perform in the future. Updated performance information is available at www.pif.com or by calling 800-621-9215.

Government Portfolio

Annual Total Returns for Each Year

During the period shown in the bar chart, the highest quarterly return for the Government Portfolio was 1.33% (for the quarter ended December 31, 2006) and the lowest quarterly return was 0.002% (for the quarter ended June 30, 2015).

Average Annual Total Returns
(for the periods ended December 31, 2015):	1 Year	5 Years	10 Years
Government Portfolio	0.02%	0.04%	1.23%

The Government Portfolio seven-day average yield as of December 31, 2015 was 0.20%. You may obtain this Portfolio’s current seven-day yield by visiting the Fund’s website at www.pif.com or by calling (800) 621-9215.

Investment Advisor

BlackRock Advisors, LLC (“BALLC” or the “Investment Advisor”) is the Government Portfolio’s investment advisor.

Purchase and Sale of Participation Certificates

The Government Portfolio does not have minimum initial or subsequent investment requirements.

The Government Portfolio’s Participation Certificates may be purchased or redeemed on any business day of the Fund. Investors must transmit purchase or redemption orders through BlackRock Advisors’ online account access system, MutualADVANTAGE, which can be found at www.pif.com, or by calling (800) 821-9771.

Tax Information

The Government Portfolio intends to make distributions that may be taxed as ordinary income or capital gains.

MONEY MARKET PORTFOLIO

Investment Objective

The Money Market Portfolio is a money market fund, which seeks a high level of current income and stability of principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Participation Certificates of the Money Market Portfolio. The Portfolio does not charge any form of sales load, redemption fee or exchange fee.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment).

Management Fees	0.18%
Other Expenses	0.13%
Total Annual Portfolio Operating Expenses	0.31%
Fee Waivers and Expense Reimbursements(1)	(0.13)%
Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursements(2)	0.18%

(1)         BlackRock Advisors, LLC (the “Investment Advisor”) has contractually agreed to waive its fees such that the Money Market Portfolio’s ordinary operating expenses do not exceed 0.30% of the Portfolio’s average daily net assets.  In addition, the Investment Advisor and BCS Financial Services Corporation (the “Administrator”) have also agreed to waive their fees such that the Portfolio’s ordinary operating expenses do not exceed 0.175% of the Portfolio’s average daily net assets up to $1 billion, 0.16% of the Portfolio’s average daily net assets between $1 and $2 billion and 0.155% for the Fund’s average daily net assets in excess of $2 billion. The Investment Advisor and the Administrator cannot terminate such fee waivers prior to May 1, 2017 without the consent of the Board of Trustees of the Fund (“Board”). The Fund expects to be able to continue some or all of such fee waivers beyond May 1, 2017 but it cannot be assured that the Investment Advisor or the Administrator will agree to such continuance.

(2)         The Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursements in this fee table does not correlate to the expense ratio in the Money Market Portfolio’s financial highlights because the Total Annual Portfolio Operating Expenses after Fee Waivers and Expense Reimbursement have been restated to reflect expenses expected to be incurred for the Portfolio for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Money Market Portfolio with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Money Market Portfolio for the time periods indicated and then redeem all of your investment at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Money Market Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$18	$86	$161	$380

Principal Investment Strategies

The Money Market Portfolio invests in U.S. Government, bank and commercial obligations and repurchase agreements collateralized by such obligations, which provide for repayment within 397 days after purchase, including, without limitation, U.S. Treasury bills, notes and bonds, securities issued by U.S. Government agencies and instrumentalities, as well as bank certificates of deposit, bankers acceptances, commercial paper and other obligations issued by domestic and foreign corporations. The Portfolio’s investments will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

The Money Market Portfolio intends to operate as an institutional prime money market fund pursuant to Rule 2a-7 of the 1940 Act.  Accordingly, although the Portfolio is a money market fund, beginning on or about October 11, 2016, the net asset value (“NAV”) of the Portfolio’s Participation Certificates will “float,” fluctuating with changes in the values of the Portfolio’s securities.  In buying and selling securities for the Portfolio, the Investment Advisor will comply with all other requirements of Rule 2a-7.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Money Market Portfolio, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You could lose money by investing in the Portfolio. The following is a summary description of principal risks of investing in the Portfolio.

Credit Risk. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

Extension Risk.  When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Financial Services Concentration. Changes in government regulation, interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.

Foreign Exposure Risk. Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations.  Extensive public information about the foreign issuer may not be available and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

Income Risk.  The Portfolio’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period holders own an interest in the Portfolio.

Liquidity and Leverage Risks. Certain investment strategies employed by the Portfolios may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Reverse repurchase agreements and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of an investment portfolio.

Market Risk and Selection Risk.  Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Portfolio management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Regulatory Risk. On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Portfolio’s investment strategies, fees and expenses, portfolio and Participation Certificate liquidity and return potential.

Repurchase Agreement Risk.  The Portfolio may enter into repurchase agreements. Under a repurchase agreement, the seller agrees to repurchase a security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, the Portfolio may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Variable and Floating Rate Investment Risk.  The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.

Beginning on or about October 11, 2016, the NAV of the Money Market Portfolio’s Participation Certificates will “float”, fluctuating with changes in the values of the Portfolio’s securities.  Please see the additional risk factors below related to the Portfolio’s floating NAV.

Floating Net Asset Value Money Market Risk. Beginning on or about October 11, 2016, the Portfolio will not maintain a constant NAV per share. At such time, the value of the Portfolio’s Participation Certificates will be calculated to four decimal places and will fluctuate reflecting the value of the portfolio of investments held by the Portfolio. It is possible to lose money by investing in the Portfolio.

Fees & Gates Risk. The Fund has adopted policies and procedures such that beginning October 11, 2016, the Portfolio will be able to impose liquidity fees on redemptions and/or temporarily suspend redemptions for up to 10 business days in any 90 day period in the event that the Portfolio’s weekly liquid assets were to fall below a designated threshold, subject to a determination by the Portfolio’s Board that such a liquidity fee or redemption gate is in the Portfolio’s best interest. If the Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio may impose liquidity fees of up to 2% of the value of the Participation Certificates redeemed and/or temporarily suspend redemptions, if the Board, including a majority of the independent Trustees, determines that imposing a liquidity fee or temporarily suspending redemptions is in the Portfolio’s best interest. In addition, if the Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Portfolio must impose at least a 1% liquidity fee on Portfolio redemptions unless the Board, including a majority of the independent Trustees, determines that imposing such fee is not in the best interests of the Portfolio.

Before October 11, 2016

You could lose money by investing in the Money Market Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per Participation Certificate, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Effective October 11, 2016

You could lose money by investing in the Money Market Portfolio. Because the price per Participation Certificate of the Portfolio will fluctuate, when you sell your Participation Certificates, they may be worth more or less than what you originally paid for them. The Portfolio may impose a fee upon the sale of your Participation Certificates or may temporarily suspend your ability to sell Participation Certificates if the Portfolio’s weekly liquidity falls below required minimums because of market conditions or other factors. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Performance Information

The following bar chart and table show the performance of the Money Market Portfolio, and indicate the risks of investing in the Portfolio by showing the historical return volatility associated with an investment in the Portfolio. The bar chart shows how the annual total returns of this Portfolio have varied from year to year for the last ten years. Prior to October 11, 2016, the Portfolio will operate as a stable NAV money market fund. Beginning on or about October 11, 2016, the Portfolio will operate as a floating NAV money market fund. The table shows this Portfolio’s average annualized returns for one, five and ten year periods ended December 31, 2015, or the life of the Portfolio, if shorter. The bar chart and the table assume reinvestment of dividends and distributions. The past performance of the Money Market Portfolio does not necessarily indicate how it will perform in the future. Updated performance information is available at www.pif.com, or by calling 800-621-9215.

Money Market Portfolio

Annual Total Returns for Each Year

During the period shown in the bar chart, the highest quarterly return for the Money Market Portfolio was 1.29% (for the quarter ended December 31, 2006) and the lowest quarterly return was 0.003% (for the quarter ended March 31, 2014).

Average Annual Total Returns
(for the periods ended December 31, 2015):	1 Year	5 Years	10 Years
Money Market Portfolio	0.07%	0.07%	1.35%

The Money Market Portfolio seven-day average yield as of December 31, 2015 was 0.22%. You may obtain this Portfolio’s current seven-day yield by visiting the Fund’s website at www.pif.com or by calling (800) 621-9215.

Investment Advisor

BlackRock Advisors, LLC (“BALLC” or the “Investment Advisor”) is the Money Market Portfolio’s investment advisor.

Purchase and Sale of Participation Certificates

The Money Market Portfolio does not have minimum initial or subsequent investment requirements.

The Money Market Portfolio’s Participation Certificates may be purchased or redeemed on any business day of the Fund. Purchase orders must be placed in dollars, but redemption orders may be placed in either number of shares or dollars. Investors must transmit their orders through BlackRock Advisors’ online account access system, MutualADVANTAGE, which can be found at www.pif.com, or by calling (800) 821-9771.

Tax Information

The Money Market Portfolio intends to make distributions that may be taxed as ordinary income or capital gains.

INVESTMENT OBJECTIVES AND STRATEGIES

The Government Portfolio

Investment Objective - The Government Portfolio is a money market fund, which seeks a high level of current income and stability of principal. The Board may change the investment objective of the Government Portfolio without approval of the holders of the Portfolio’s Participation Certificates.

Principal Investment Strategies - The Investment Advisor will seek to maximize investment income while maintaining stability of principal and sufficient liquidity to accommodate daily redemption requests. The Portfolio seeks to maintain a net asset value of $1.00 per Participation Certificate.

The Government Portfolio intends to achieve its investment objective by investing in a broad range of U.S. Government obligations and repurchase agreements relating to such obligations, having remaining maturities of one year or less, except that items of collateral securing portfolio securities, which are subject to repurchase agreements may have maturities exceeding one year.

The Portfolio invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The average maturity of the Portfolio is the average amount of time until the organizations that issued the debt securities in the Portfolio’s securities must pay off the principal amount of the debt. The average life of the Portfolio’s securities is calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

Pursuant to Rule 2a-7, the Portfolio is subject to a “general liquidity requirement” that requires that the Portfolio hold securities that are sufficiently liquid to meet reasonably foreseeable Participation Certificate redemptions in light of its obligations under Section 22(e) of the 1940 Act regarding Participation Certificate redemptions and any commitments the Portfolio has made to investors. To comply with this general liquidity requirement, the Investment Advisor must consider factors that could affect the Portfolio’s liquidity needs, including characteristics of the Portfolio’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly Participation Certificate redemptions), this may require the Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

The Portfolio invests at least 99.5% of the Government Portfolio’s total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

The U.S. Government securities in which the Portfolio may invest include:

Repurchase Agreements.  Repurchase agreements are transactions in which the Portfolio purchases a class of securities with the obligation to resell the securities shortly thereafter at a specified price which reflects interest payable to the Portfolio. The Portfolio may engage in repurchase agreements secured by U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and cash.

U.S. Government Obligations. The Portfolio may purchase obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.

Variable and Floating Rate Instruments.  Instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).

When-Issued and Delayed Settlement Transactions.  The purchase or sale of securities on a when-issued basis, on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Portfolio at an established price with payment and delivery taking place in the future. The Portfolio enters into these transactions to obtain what is considered an advantageous price to the Portfolio at the time of entering into the transaction.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. This policy is a non-fundamental policy of the Portfolio, and the Portfolio will not change the policy without providing Participation Certificate holders with at least 60 days’ prior notice of any change in the policy.

The Money Market Portfolio

Investment Objective - The Money Market Portfolio is a money market fund, which seeks a high level of current income and stability of principal. The Board may change the investment objective of the Money Market Portfolio without the approval of the holders of a majority of the Portfolio’s outstanding Participation Certificates.

Principal Investment Strategies - The Investment Advisor will seek to maximize investment income while maintaining stability of principal and sufficient liquidity to accommodate reasonable daily redemption requests.

The Money Market Portfolio intends to achieve its investment objective by investing in a broad range of U.S. Government obligations and repurchase agreements relating to such obligations, and bank and commercial obligations, having remaining maturities of 397 days or less, except that items of collateral securing portfolio securities, which are subject to repurchase agreements may have maturities exceeding 397 days. The Portfolio’s investments will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.  The average maturity of the Portfolio is the average amount of time until the organizations that issued the debt securities in the Portfolio’s securities must pay off the principal amount of the debt. The average life of the Portfolio’s securities is calculated without reference to the exceptions used for variable or floating rate securities regarding the use of the interest rate reset dates in lieu of the security’s actual maturity date. “Dollar-weighted” means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

The Money Market Portfolio will purchase securities that present minimal credit risks as determined by the Investment Advisor.  The Investment Advisor will invest more than 25% of the Portfolio’s total assets in the financial services industry.

The Portfolio intends to operate as an institutional prime money market fund pursuant to Rule 2a-7.  Accordingly, although the Portfolio is a money market fund, beginning on or about October 11, 2016, the net asset value (“NAV”) of the Portfolio’s Participation Certificates will “float,” fluctuating with changes in the values of the

Portfolio’s securities.  In buying and selling securities for the Portfolio, the Investment Advisor will comply with all other requirements of Rule 2a-7.

Pursuant to Rule 2a-7, the Portfolio is subject to a “general liquidity requirement” that requires that the Portfolio hold securities that are sufficiently liquid to meet reasonably foreseeable Participation Certificate redemptions in light of its obligations under Section 22(e) of the 1940 Act regarding Participation Certificate redemptions and any commitments the Portfolio has made to investors. To comply with this general liquidity requirement, the Investment Advisor must consider factors that could affect the Portfolio’s liquidity needs, including characteristics of the Portfolio’s investors and their likely redemptions. Depending upon the volatility of its cash flows (particularly Participation Certificate redemptions), this may require the Portfolio to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements discussed below.

Unusual Market Conditions/Temporary Defensive Periods

During periods of unusual market conditions or during temporary defensive periods, each Portfolio may depart from its principal investment strategies. Each Portfolio may hold uninvested cash reserves, pending investment, during such periods. Uninvested cash reserves will not earn income.

Description of Principal and Other Investments

Set forth below are the principal investments of the Portfolios, as well as other non-principal investments which the Portfolios may make from time to time.

Both Portfolios may:

1.              Purchase obligations issued or guaranteed by the U.S. Government or its agencies, authorities, instrumentalities and sponsored enterprises, and related custodial receipts.

2.              Invest in direct obligations of the U.S. Treasury. Each Portfolio may also invest in Treasury receipts where the principal and interest components are traded separately under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

3.              Enter into repurchase agreements. Under a repurchase agreement, a Portfolio acquires an investment for a short period (usually not more than 60 days), subject to an obligation of the seller to repurchase and the Portfolio to resell the investment at an agreed price and time, which determines the yield during the holding period. The repurchase agreements are fully collateralized by U.S. Government securities.

4.              Purchase variable or floating rate notes, which are instruments that provide for adjustments in the interest rate on certain reset dates or whenever a specified interest rate index changes, respectively.

5.              Borrow money by entering into reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of portfolio securities is considered to be disadvantageous. Under a reverse repurchase agreement, a Portfolio sells an investment that it holds, subject to an obligation of the Portfolio to repurchase the investment at an agreed price and time. Proceeds of reverse repurchase agreements used to provide liquidity to meet redemption requests may equal no more than 5% of the total assets of the Portfolio. Redemptions are the only use to which proceeds of reverse repurchase agreements will be put. The Portfolios will not use borrowings, including reverse repurchase agreements, to purchase additional securities. The Portfolios do not expect the use of reverse repurchase agreements to affect the net asset value of the Portfolios.

6.              Purchase securities on a “when-issued” or “delayed settlement” basis. The Portfolio expects that commitments to purchase when-issued or delayed settlement securities will not exceed 15% of the value of its total assets absent unusual market conditions. The Portfolio does not intend to purchase when-issued or delayed settlement securities for speculative purposes but only in furtherance of its investment objective. The Portfolio does not receive income from when-issued or delayed settlement securities prior to delivery of such securities.

A Portfolio may not acquire an illiquid security (defined as, securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately their market value as determined by the Portfolio) if, immediately following such acquisition, more than 5% of the Portfolio’s total assets are invested in illiquid securities. Securities that have readily available market quotations are not deemed illiquid for purposes of this limitation.

The Money Market Portfolio may also:

1.              Purchase bank obligations, such as certificates of deposit, bankers’ acceptances and bank notes issued or supported by the credit of U.S. and foreign branches of U.S. and foreign banks with assets of at least $1 billion, and time deposits in U.S. and foreign banks with assets of at least $1 billion, if such obligations meet the quality, diversification, and other requirements of Rule 2a-7, and other rules of the Securities and Exchange Commission.

2.              Purchase commercial paper issued by domestic and foreign issuers that meet the Portfolio’s quality, diversification, and other requirements.

3.              Purchase corporate bonds and notes issued by domestic issuers that meet the Portfolio’s quality, diversification, and other requirements.

4.              The Portfolio may, when deemed appropriate by its Investment Advisor in light of its investment objectives, invest in high quality municipal obligations issued by state and local governmental issuers, which carry yields that are competitive with those of other types of money market instruments of comparable quality.

5.              Purchase variable amount master demand notes (“VAMD Notes”) issued by corporations, which are unsecured instruments that permit the indebtedness to vary and provide for periodic adjustments in the interest rate. Although such notes normally are considered illiquid and are not traded, the Fund may at any time demand payment from the issuers of the VAMD Notes, in less than seven days, of principal and accrued interest. Investment in VAMD Notes would be subject to the limitations on purchases of illiquid securities described under “Investment Strategies, Risks and Policies — Investment and Borrowing Limitations” in the Statement of Additional Information, as well as the liquidity requirements of the Portfolios described above.

Each investor should determine for itself the suitability of investing in a Portfolio, including with respect to investors that are insurance companies, whether such investments are permitted under applicable insurance laws and regulations.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Portfolios’ Statement of Additional Information.

PRINCIPAL RISK FACTORS

This section contains a discussion of certain risks of investing in a Portfolio.  The “Investment Objective” and “Additional Information on Portfolio Instruments sections in the Statement of Additional Information (“SAI”) includes more information about each Portfolio, its investments and related risks.

Credit Risk. Credit risk is the risk that an issuer will be unable to make principal and interest payments when due. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk, with corporate debt securities presenting somewhat higher credit risk. Credit quality ratings published by a nationally recognized rating agency are widely accepted measures of credit risk. The lower a security is rated by such a rating agency, the more credit risk it is considered to represent.

Financial Services Concentration Risk (Money Market Portfolio only). In respect to the Money Market Portfolio, a substantial part of the Portfolio’s investments, 25% or more, may, under normal circumstances, be comprised of securities issued by companies in the financial services industry. As a result, the Portfolio will be more susceptible to any economic, business, political or other developments which generally affect this industry sector. Because of its concentration in the financial services industry, the Portfolio will be exposed to a large extent to the risks associated with that industry, such as government regulation, the availability and cost of capital funds, consolidation and general economic conditions. Financial services companies are also exposed to losses if borrowers and other counterparties experience financial problems and/or cannot repay their obligations.

Extension Risk (Money Market Portfolio Only).  When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Foreign Exposure Risk (Money Market Portfolio Only). Securities issued or supported by foreign entities, including foreign banks and corporations, may involve additional risks and considerations.  Extensive public information about the foreign issuer may not be available and unfavorable political, economic or governmental developments in the foreign country involved could affect the payment of principal and interest. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

Income Risk.  Each Portfolio’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.

Interest Rate Risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Additionally, securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period holders own an interest in the Portfolio.

Liquidity and Leverage Risks. Certain investment strategies employed by the Portfolios may involve additional investment risk. For example, variable and floating rate instruments may involve liquidity risk. Liquidity risk is the risk that securities may be difficult or impossible to sell at the time and the price that the Portfolio would like. Reverse repurchase agreements and when-issued or delayed delivery transactions may involve leverage risk. Leverage risk is associated with securities or practices that multiply small market movements into larger changes in the value of an investment portfolio.

Market Risk and Selection Risk.  Market risk is the risk that one or more markets in which the Portfolio invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Selection risk is the risk that the securities selected by Portfolio management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

Municipal Securities Risk (Money Market Portfolio only). Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Certain municipal securities, including private activity bonds, are not backed by the full faith, credit and taxing power of the issuer. Additionally, if events occur after the security is acquired that impact the security’s tax-exempt status, the Portfolio and its Participation Certificate holders could be subject to substantial tax liabilities.

Regulatory Risk. On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Portfolio’s investment strategies, fees and expenses, portfolio and Participation Certificate liquidity and return potential.

Treasury Obligations Risk.  Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period an investor owns Participation Certificates of the Portfolio.

U.S. Government Obligations Risk. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency’s obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable and Floating Rate Investment Risk.  The absence of an active market for these securities could make it difficult for a Portfolio to dispose of them if the issuer defaults.

When-Issued and Delayed Settlement Transactions Risk. When-issued and delayed delivery securities involve the risk that the security the Portfolio buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Portfolio loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Beginning on or about October 11, 2016, the NAV of the Money Market Portfolio’s Participation Certificates will “float,” fluctuating with changes in the market values of the Portfolio’s securities.  Please see the additional risk factors below related to the Money Market Portfolio’s floating NAV and the Fees & Gates Risk which is applicable to the Money Market Portfolio.

Floating Net Asset Value Money Market Risk. Beginning on or about October 11, 2016, the Money Market Portfolio will not maintain a constant net asset value per share. At such time, the value of the Portfolio’s Participation Certificates will be calculated to four decimal places and will fluctuate reflecting the market value of the portfolio of investments held by the Portfolio. It is possible to lose money by investing in the Portfolio.

Fees & Gates Risk. The Fund has adopted policies and procedures such that beginning October 11, 2016, the Money Market Portfolio will be able to impose liquidity fees on redemptions and/or temporarily suspend redemptions for up to 10 business days in any 90 day period in the event that the Portfolio’s weekly liquid assets were to fall below a designated threshold, subject to a determination by the Portfolio’s Board that such a liquidity fee or redemption gate is in the Portfolio’s best interest. If the Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio may impose liquidity fees of up to 2% of the value of the Participation Certificates redeemed and/or temporarily suspend redemptions, if the Board, including a majority of the Trustees who are not “interested persons” of the Portfolio as defined in the 1940 Act (“Independent Trustees”), determines that imposing a liquidity fee or temporarily suspending redemptions is in the Portfolio’s best interest. In addition, if the Money Market Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Money Market Portfolio must impose at least a 1% liquidity fee on Portfolio redemptions unless the Board, including a majority of the independent Trustees, determines that imposing such fee is not in the best interests of the Portfolio.

MANAGEMENT OF THE PORTFOLIOS

Investment Advisor

BALLC, the Investment Advisor to the Government Portfolio and the Money Market Portfolio, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809.

The Investment Advisor is a wholly-owned indirect subsidiary of BlackRock, Inc., which had over $4.6 trillion of assets under management as of December 31, 2015. The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate for 1940 Act purposes, of BlackRock, Inc.

As Investment Advisor, BALLC manages and is responsible for all purchases and sales of securities of, the Government Portfolio and the Money Market Portfolio. BALLC also provides certain administration services to the Portfolios, maintains the financial accounts and records and computes the net asset value and net income for both Portfolios of the Fund. BALLC subcontracts certain administrative services to BNY Mellon Investment Servicing (U.S.), Inc. (“BNY Mellon”). For the services provided and expenses assumed by it with respect to the Government Portfolio and the Money Market Portfolio, BALLC is entitled to receive a fee, computed daily and payable monthly, based on such Portfolio’s average net assets. Accordingly, any fees payable to BNY Mellon do not affect the fees payable by the Portfolios to BALLC.

BALLC may from time to time waive the fees otherwise payable to it, or it may reimburse a Portfolio for its operating expenses. Any fees waived or expenses reimbursed with respect to a particular year are not recoverable. For the year ended December 31, 2015, BALLC waived fees for the Government Portfolio equal to 0.20% of the Portfolio’s average net assets, and the Money Market Portfolio paid fees to BALLC equal to 0.06% of the Portfolio’s average net assets.

A discussion regarding the basis for the Board of Trustees approving the continuation of the investment advisory and service agreements between the Fund and BALLC for the Portfolios is available in the Fund’s semi-annual report to Participation Certificate holders for the period ended June 30, 2016.

Trustees

Independent Trustees

W. Dennis Cronin is Senior Vice President of Treasury Services, Assistant Treasurer and Chief Risk Officer of Highmark Health.

John F. Giblin is Executive Vice President and Chief Financial Officer for BlueCross BlueShield of Tennessee.

Robert J. Kolodgy is Senior Vice President of Financial Services and Government Programs and Chief Financial Officer of Blue Cross Blue Shield Association.

Alan Krigstein is Executive Vice President and Chief Financial Officer and Treasurer of Independence Blue Cross.

Jeffery T. Leber is Chief Financial Officer of Blue Cross & Blue Shield of Mississippi.

Gerard T. Mallen is Treasurer and Finance Division Senior Vice President of Health Care Service Corporation.

Michael J. Mizeur is Chief Financial Officer of BlueCross BlueShield of South Carolina.

Michael A. Murray is Senior Vice President and Chief Financial Officer of BlueShield of California.

Vincent P. Price is Executive Vice President and Chief Financial Officer of Cambia Health Solutions, Inc.

Cynthia M. Vice is Senior Vice President, Chief Financial Officer and Treasurer of Blue Cross Blue Shield of Alabama.

SHAREHOLDER INFORMATION

Participation Certificates

The Participation Certificates are shares of stock of the Fund. Under the Articles of Incorporation of the Fund, its shares of stock are referred to as “Participation Certificates.” The Participation Certificates of the Government Portfolio, which is a money market fund, seeks to maintain a net asset value of $1.00 per Participation Certificate, and are entitled to one vote per Participation Certificate.

Pricing of Participation Certificates

Calculation of NAV (Before October 11, 2016)

The NAV per Participation Certificate is based on the value of the investments held by the Portfolio. The Portfolio calculates the NAV by valuing the assets of the Portfolio, subtracting liabilities and dividing the balance by the number of Participation Certificates outstanding. The price you pay when you purchase or redeem a Participation Certificate is the NAV next determined after confirmation of your order.  A Portfolio’s NAV per Participation Certificate is calculated by the Investment Advisor on each day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). The NAV of each Portfolio is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).  In computing NAV per Participation Certificate, the Government Portfolio and the Money Market Portfolio use the amortized cost method of valuation. Although each Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is possible to lose money by investing in a Portfolio.

The Portfolios reserve the right to advance the time for accepting purchase or redemption orders for same Business Day credit on any day when the NYSE, bond markets (as recommended by The Securities Industry and Financial Markets Association (“SIFMA”)) or the Federal Reserve Bank of Philadelphia closes early, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC.

Calculation of NAV (Effective October 11, 2016)

For the Government Portfolio

The NAV per Participation Certificate is based on the value of the investments held by the Portfolio. The Portfolio calculates the NAV by valuing the assets of the Portfolio, subtracting liabilities and dividing the balance by the number of Participation Certificates outstanding. The price you pay when you purchase or redeem a Participation Certificate is the NAV next determined after confirmation of your order.  The Government Portfolio’s NAV per Participation Certificate is calculated by the Investment Advisor on each day on which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”). The NAV of the Government Portfolio is determined on each Business Day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time).  In computing NAV per Participation Certificate, the Government Portfolio uses the amortized cost method of valuation.  See “Use of Amortized Cost” below.  Although the Government Portfolio seeks to maintain a constant net asset value of $1.00 per Participation Certificate, it is possible to lose money by investing in the Portfolio. The Portfolio’s current NAV may be found on the Fund’s website at www.pif.com.

The Government Portfolio reserves the right to advance the time for accepting purchase or redemption orders for same Business Day credit on any day when the NYSE, bond markets (as recommended by The Securities Industry and Financial Markets Association (“SIFMA”)) or the Federal Reserve Bank of Philadelphia closes early, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC.

For the Money Market Portfolio

The NAV per Participation Certificate is based on the market value of the investments held by the Portfolio. The Portfolio calculates the NAV by valuing the assets of the Portfolio, subtracting liabilities and dividing the balance by the number of Participation Certificates outstanding. The price you pay when you purchase or redeem a Participation Certificate is the NAV next determined after confirmation of your order. The Money Market Portfolio’s NAV per Participation Certificate is calculated by the Investment Advisor on each day which the New York Stock Exchange (“NYSE”) is open for business (a “Business Day”).  NAV is determined at 8:00 a.m., 12:00 p.m. and 3:00 p.m. Eastern time each Business Day. The 8:00 a.m., 12:00 p.m. and 3:00 p.m. calculation points are intended to facilitate same day settlement. The times at which the NAV is determined, and when orders must be placed, may be changed as permitted by the SEC.  The Portfolio’s current NAV may be found on the Fund’s website at www.pif.com.

The Money Market Portfolio reserves the right to advance the time for accepting purchase or redemption orders for same Business Day credit on any day when the NYSE, bond markets (as recommended by The Securities Industry and Financial Markets Association (“SIFMA”)) or the Federal Reserve Bank of Philadelphia closes early, trading on the NYSE is restricted, an emergency arises or as otherwise permitted by the SEC.

In calculating its NAV, the Money Market Portfolio will value its holdings in accordance with the Fund’s valuation policies and procedures, generally utilizing last available bid prices, market quotations, or price evaluations provided by a Board-approved independent pricing service. The Money Market Portfolio may value short-term debt securities with remaining maturities of 60 days or less on the basis of amortized cost. Generally, trading in U.S. Government securities, short-term debt securities, and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of the Money Market Portfolio’s Participation Certificates are determined as of such times.

When valuations are not readily available or are not deemed reliable, a security will be priced at its fair value as determined pursuant to procedures approved and overseen by the Board. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Money Market Portfolio’s NAV.

The Money Market Portfolio has been designated an institutional prime money market fund, which means that the NAV of the Money Market Portfolio’s Participation Certificates will “float,” fluctuating with changes in the values of the Portfolio’s securities. The Money Market Portfolio is not yet subject to liquidity fees, nor the temporary suspension of redemptions. The Money Market Portfolio expects to implement the floating NAV, as well as liquidity fees and temporary suspension of redemptions on or about October 11, 2016.

Use of Amortized Cost

Under the amortized cost valuation method, an investment is valued initially at its cost. The Portfolio then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Portfolio adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Portfolio uses this adjusted cost to value the investment.

In response to SEC guidance that funds may only use the amortized cost method to value a portfolio security with a remaining maturity of 60 days or less when the fund can reasonably conclude, at each time it makes a valuation determination, that the amortized cost price of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation, the Board has adopted certain procedures to perform a comparison between the amortized cost price and the shadow price of a portfolio security that utilizes amortized cost to value the security to insure that amortized cost is used to value the security only where it is “approximately the same” as the security’s market based value. If the shadow price of such security is not approximately the same as the amortized cost price, generally the shadow price of the security will be used, unless otherwise permitted under the procedures. This determination is made only on an individual security basis. Shadow prices for individual securities are generally provided by an independent pricing service unless otherwise authorized by the procedures approved by the Board.

Purchase of Participation Certificates

The Fund sells Participation Certificates of each Portfolio without a sales charge at the NAV per Participation Certificate next determined after receipt of a purchase order. Investors may open an account with the Fund by completing and submitting to BCS Financial Services Corporation (the “Administrator”), an application which may be obtained by calling (800) 621-9215; application requests information from the investor required to open an account for such investor. After the application has been received and approved, an investor may place purchase orders for Participation Certificates on any business day through BlackRock Advisors’ online account access system, MutualADVANTAGE, which can be found at www.pif.com or by calling (800) 821-9771 and indicating the amount and the Portfolio of the Participation Certificates desired.

Purchase orders for the Government Portfolio will be executed at the NAV determined that day if BNY Mellon receives funds by Federal wire by 4:00 P.M. (Eastern Time). Such orders tendered after 3:00 P.M. (Eastern Time), and such orders, for which payment has not been received by BNY Mellon by 4:00 P.M. (Eastern Time), will not be deemed to have been received on that day and notice will be given to the investor placing the order.

Before October 11, 2016 for the Money Market Portfolio

Purchase orders for the Money Market Portfolio will be executed at the NAV determined that day if BNY Mellon receives payment by Federal wire by 4:00 P.M. (Eastern Time). Any such orders tendered after 3:00 P.M. (Eastern Time) must be transmitted by calling (800) 821-9771, and not through online access. Such orders tendered after 4:00 P.M. (Eastern Time), and orders for which payment has not been received by BNY Mellon by 6:00 P.M. (Eastern Time), will not be deemed to have been received on that day and notice will be given to the investor placing the order.

Effective October 11, 2016 for the Money Market Portfolio

Your purchase will be priced at the NAV next calculated after the Portfolio receives your order. NAV is determined at 8:00 a.m., 12:00 p.m. and 3:00 p.m. (Eastern Time) on each Business Day.  The 8:00 a.m., 12:00 p.m. and 3:00 p.m. calculation points are intended to facilitate same day settlement.  Any such orders tendered after 3:00 P.M. (Eastern Time) must be transmitted by calling (800) 821-9771, and not through online access. Orders received after the applicable deadline on any Business Day (or, if the Fund closes early, at such closing time) will generally be executed on the next Business Day. Orders received after 3:00 p.m. on any Business Day will be considered received at the open of the Fund’s next Business Day and if a liquidity fee or redemption gate is not in place will generally be executed at 8:00 a.m. on the next business day.  Effective on such Effective Date, in order to purchase shares, the Fund must receive “federal funds” or other immediately available funds by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m. Eastern time) on the same business day the purchase order is placed prior to the last NAV strike of 3:00 p.m.. In the event that payment is not received by the close of the Federal Reserve wire transfer system or through other immediately available funds that same day, the Fund reserves the right to cancel your purchase order and you will be liable for any costs incurred, including any costs incurred to recomputed its NAV.

Investors must pay for Participation Certificates of each Portfolio by Federal wire to BNY Mellon. The Portfolios do not have minimum initial or subsequent investment requirements. Payment for orders which are not received or accepted will be returned after prompt inquiry to the sending investor. Each Portfolio may in its discretion reject any orders for purchase of Participation Certificates. Unless the purchaser designates a specific Portfolio, all purchases automatically will be made in the Money Market Portfolio.

Redemption of Participation Certificates

Investors must transmit redemption orders through BlackRock Advisors’s online account access system, MutualADVANTAGE, which can be found at www.pif.com or by calling (800) 821-9771. The Fund will redeem Participation Certificates at the NAV per Participation Certificate next determined after receipt of the redemption order. Effective October 11, 2016 for the Money Market Portfolio, NAV will be determined at 8:00 a.m., 12:00 p.m. and 3:00 p.m. (Eastern Time).  The 8:00 a.m., 12:00 p.m. and 3:00 p.m. calculation points are intended to facilitate same day settlement.

The Fund will pay for redeemed Participation Certificates of the Money Market Portfolio for which a redemption order is received on a Business Day before 3:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor’s account on the same Business Day. Any such orders tendered after 3:00 P.M. (Eastern Time) must be transmitted by calling (800) 821-9771, and not through online access. The Fund will pay for redeemed Participation Certificates of the Government Portfolio for which a redemption order is received on a business day before 3:00 P.M. (Eastern Time) in Federal funds wired to the redeeming investor’s account on the same business day. The Fund will pay for redemption orders which are received on a business day after the applicable times specified above (or on a day when BNY Mellon is closed) in Federal funds wired on the next business day that BNY Mellon is open for business. An investor receives no dividend for the day on which Participation Certificates are redeemed, therefore, investors that do not place redemption orders by the times indicated may wish to wait until the morning of the following business day to do so.

The Fund may suspend the right to redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of the transfer of its Participation Certificates) for the periods permitted under the Investment Company Act as determined by the SEC by rules and regulations.

Further Information Regarding the Portfolios. Investors may in effect transfer all or part of their investments from one Portfolio to another by placing simultaneous redemption and purchase orders. These orders will be executed in sequence in accordance with the procedures discussed above.

If any investor ceases to be a member or licensee of the Blue Cross and Blue Shield Association or a related organization (a “BCBS Investor”), the Fund may redeem the Participation Certificates held by such investor, without the investor’s consent. If an investor ceases to be a BCBS Investor, the investor must promptly notify the Fund in writing. If the Fund redeems the Participation Certificates held by such investor, the Fund will notify such investor.

Payment In Kind

Investors may request that redemption order proceeds consist of securities held by a Portfolio in lieu of cash. Prior to placing a payment in kind redemption order, an investor must provide the Investment Advisor with written instructions identifying the custodial account to receive the securities to be distributed. The securities to be distributed shall represent a pro rata share of each security held in the Portfolio, in accordance with Rule 17a-5 under the Investment Company Act. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make redemption payments wholly or partly in securities or other property.

Certain Special Limitations Affecting Redemptions

The SEC has implemented a number of requirements, including liquidity fees and temporary redemption gates, for money market funds based on the amount of Portfolio assets that are “weekly liquid assets,” which generally includes cash, direct obligations of the U.S. government, certain other U.S. government or agency securities and securities that will mature or are subject to a demand feature that is exercisable and payable within five Business Days.

The Fund has adopted policies and procedures such that beginning October 11, 2016, the Money Market Portfolio will be able to impose liquidity fees on redemptions and/or temporarily suspend redemptions for up to 10 Business Days in any 90 day period in the event that the Portfolio’s weekly liquid assets were to fall below a designated threshold, subject to a determination by the Board that such a liquidity fee or redemption gate is in the Portfolio’s best interest. If the Portfolio’s weekly liquid assets fall below 30% of its total assets, the Portfolio may impose liquidity fees of up to 2% of the value of the Participation Certificates redeemed and/or temporarily suspend redemptions, if the Board, including a majority of the Independent Trustees, determines that imposing a liquidity fee or temporarily suspending redemptions is in the Portfolio’s best interest.  If the Portfolio’s weekly liquid assets fall below 10% of its total assets at the end of any Business Day, the Money Market Portfolio will impose a liquidity fee of at least 1% on all redemptions beginning on the next Business Day, unless the Board, including a majority of the Independent Trustees, determines that imposing such a fee would not be in the best interests of the Portfolio or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Portfolio, which would remain in effect until weekly liquid assets return to 30% or the Board determines that the fee is no longer in the best interests of the Portfolio. In the event that a liquidity fee is imposed and/or redemptions are temporarily suspended, the Board may take certain other actions based on the particular facts and circumstances, including but not limited to modifying the timing and frequency of its NAV determinations. All liquidity fees payable by Participation Certificate holders of the Portfolio would be payable to the Portfolio and could offset any losses realized by the Portfolio when seeking to honor redemption requests during times of market stress.

If liquidity fees are imposed or redemptions are temporarily suspended, the Money Market Portfolio will notify Participation Certificate holders on the Portfolio’s website or by press release. In addition to identifying the Portfolio, such notifications will include the Portfolio’s percentage of total assets invested in weekly liquid assets, the time of implementation of the liquidity fee and/or redemption gate and details regarding the amount of the liquidity fee. The imposition and termination of a liquidity fee or redemption gate will also be reported by the Portfolio to the SEC on Form N-CR. If redemptions are temporarily suspended, the Portfolio will not accept redemption orders until the Portfolio has notified Participation Certificate holders that the redemption gate has been lifted. Participation Certificate holders wishing to redeem shares once the redemption gate has been lifted will need to submit a new redemption request to the Portfolio.

In addition, the right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the Investment Company Act of 1940, if an emergency exists as a result of which disposal by the Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Portfolio fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of Participation Certificate holders of the Money Market Portfolio.

If the Money Market Portfolio’s weekly liquid assets fall below 10% of its assets on a Business Day, the Portfolio may cease honoring redemptions and liquidate at the discretion of the Board, including a majority of the Independent Trustees. Prior to suspending redemptions, the Portfolio would be required to notify the SEC of its decision to liquidate and suspend redemptions. If the Portfolio ceases honoring redemptions and determines to liquidate, the Portfolio expects that it would notify Participation Certificate holders on the Portfolio’s website or by press release. Distributions to Participation Certificate holders of liquidation proceeds may occur in one or more disbursements.

Unprocessed purchase orders that the Money Market Portfolio receives prior to notification of the imposition of liquidity fees or a redemption gate will be cancelled unless re-confirmed. Under certain circumstances, the Portfolio may honor redemption orders (or pay redemptions without adding a liquidity fee to the redemption amount) if the Portfolio can verify that the redemption order was received in good order by the Portfolio before the Portfolio imposed liquidity fees or temporarily suspended redemptions.

Additional Purchase and Redemption Information

The Fund has not adopted a market timing policy because the Government Portfolio seeks to maintain a stable NAV of $1.00 per Participation Certificate and because both Portfolios are generally used for short-term investment or cash management purposes. There can be no assurances, however, that the Portfolios may not, on occasion, serve as a temporary or short-term investment vehicle for those who seek to market time funds offered by other investment companies.

The Money Market Portfolio has been designated an institutional prime money market fund, which means that the NAV of the Money Market Portfolio’s Participation Certificates will “float,” fluctuating with changes in the values of the Portfolio’s portfolio securities. The Money Market Portfolio is not yet subject to liquidity fees, nor the temporary suspension of redemptions. Effective October 11, 2016, the Money Market Portfolio will be subject to such terms as detailed above.

Dividends and Distributions

Investors in the Portfolios are entitled to dividends and distributions arising only from the net income and capital gains, if any, earned on investments held by that Portfolio. Each Portfolio declares net income daily as a dividend to Participation Certificate holders of record at the close of business on the date of declaration. Each Portfolio pays dividends monthly. Dividends will be reinvested in additional Participation Certificates or, if the investor so elects by checking the appropriate box on the application, will be transmitted to such investor by wire within five business days after the end of the month (or within five business days after a redemption of all of the investor’s Participation Certificates). The Government Portfolio and the Money Market Portfolio do not expect to realize net long-term capital gains.

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT ACT (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from its Participation Certificate holders to enable it to form a reasonable belief that it knows the true identity of its Participation Certificate holders.

Distributor

The Fund has entered into a Distribution Agreement dated as of January 7, 2014 with Foreside Fund Services, LLC (the “Distributor”), pursuant to which the Distributor is the Fund’s principal underwriter and acts as the Fund’s distributor in connection with the offering of the Participation Certificates of the Fund.

FEDERAL INCOME TAXES

As long as each Portfolio meets the requirements for being a regulated investment company, it pays no federal income tax on the earnings it distributes to holders of Participation Certificates. The Portfolios met these requirements in the last taxable year, and intend to continue to meet these requirements in future years.

Dividends you receive from the Portfolios, whether reinvested or taken as cash, are generally taxable. Dividends from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains; dividends from other sources are generally taxable as ordinary income. The Portfolios expect that substantially all of the dividends from the Portfolios will be taxable as ordinary income.

Dividends declared in October, November or December of any year and payable to holders of record on a specified date in such a month and paid by the Portfolio during January of the following year, will be deemed for federal income tax purposes to have been received by the Participation Certificate holders and paid by the Portfolio on December 31 of the year in which the dividend was declared.

When a holder of Participation Certificates sells, redeems or exchanges their Participation Certificates, it is generally considered a taxable event for the holder. Unless the Participation Certificate holder elects the simplified NAV method of accounting (discussed below), the holder will generally recognize gain or loss equal to the difference between the amount realized on the sale, redemption, or exchange and the holder’s basis in the Participation Certificates that were sold, redeemed, or exchanged. The gain or loss will generally be treated as a long-term capital gain or loss if the holder held their Participation Certificates for more than one year. If the holder held their Participation Certificates for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. Because each Portfolio currently seeks to maintain a stable NAV per Participation Certificate, it is unlikely that a holder will have a capital gain or loss when the holder sells, redeems or exchanges their Participation Certificates.  However, effective October 11, 2016, upon the implementation by the Money Market Portfolio of a floating NAV, as discussed above, holders of Participation Certificates of the Money Market Portfolio may recognize a taxable gain or loss upon the sale, exchange or redemption of their Participation Certificates.  Each holder of Participation Certificates is responsible for any tax liabilities generated by their transactions.

If a holder of Participation Certificates elects to adopt the simplified NAV method of accounting, rather than computing gain or loss on every taxable disposition of Participation Certificates as described above, the holder would recognize gain or loss based on the aggregate value of their Participation Certificates of a Portfolio during the computation period.  The holder’s gain or loss would generally equal (i) the aggregate fair market value of the holder’s Participation Certificates at the end of the computation period, (ii) minus the aggregate fair market value of the holder’s Participation Certificates at the end of the prior computation period, (iii) minus the holder’s “net investment” in the Portfolio for the computation period.  A holder’s net investment is the aggregate cost of Participation Certificates purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of Participation Certificates during the same period.  The computation period may be the holder’s taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period.  Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss.  Investors in the Portfolios should consult their own tax advisor to determine if the NAV method is appropriate for their individual circumstances.

A liquidity fee imposed by the Money Market Portfolio will reduce the amount a Participation Certificate holder receives upon the redemption of their Participation Certificates and will decrease the amount of any capital gain or increase the amount of any capital loss a holder recognizes from such redemption.  There is some degree of uncertainty with respect to the federal income tax treatment of liquidity fees received by a money market fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service.  If the Money

Market Portfolio receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Portfolio at such time.

Each Portfolio is required in certain circumstances to apply backup withholding on all distributions and redemption proceeds paid to any holder of the Portfolio’s Participation Certificates who does not provide the Portfolio with their correct taxpayer identification number or who fails to make required certifications or who is otherwise subject to backup withholding.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the holder’s federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

The foregoing discussion is only a brief summary of some of the federal income tax considerations generally affecting the Portfolios and holders of Participation Certificates. No attempt is made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolios or holders of Participation Certificates, and this discussion is not intended as a substitute for careful tax planning. Investors in the Portfolios should consult their tax advisors concerning their own tax situation.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Government Portfolio and the Money Market Portfolio for the periods indicated. Certain information reflects financial results for a single Participation Certificate. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the respective Portfolio (assuming reinvestment of all dividends and distributions). This information for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with the financial statements of the Portfolios, are incorporated by reference into the Statement of Additional Information and included in the Annual Report, each of which is available upon request.

Government Portfolio

The table below sets forth selected financial data for a Government Portfolio Participation Certificate outstanding throughout each period presented.

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations:
Net Investment Income	0.0002	0.0001	0.0003	0.0009	0.0003
Net Realized Gain (Loss) on Investments	—	—	—	—	—
Total From Investment Operations	0.0002	0.0001	0.0003	0.0009	0.0003

Less Dividends and Distributions:
Dividends to PC holders from Net Investment Income	(0.0002)	(0.0001)	(0.0003)	(0.0009)	(0.0003)
Total Dividends and Distributions	(0.0002)	(0.0001)	(0.0003)	(0.0009)	(0.0003)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.02%	0.01%	0.03%	0.09%	0.03%

Ratios/Supplemental Data:
Net Assets, End of Year (000)	$102,110	$112,048	$129,306	$208,905	$177,330
Ratio of Net Expenses to Average Net Assets (1)	0.07%	0.05%	0.06%	0.10%	0.08%
Ratio of Net Investment Income to Average Net Assets (2)	0.02%	0.01%	0.03%	0.09%	0.03%

(1)               Without the waiver and/or reimbursement of a portion of advisory and administration fees, the ratio of total expenses to average net assets would have been 0.34%, 0.32%, 0.30%, 0.29% and 0.30% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(2)               Without the waiver and/or reimbursement of a portion of advisory and administration fees, the ratio of net investment income/(loss) to average net assets would have been (0.25%), (0.26%), (0.21%), (0.10%) and (0.20%) for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

Money Market Portfolio

The table below sets forth selected financial data for a Money Market Portfolio Participation Certificate outstanding throughout each year presented.

	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12	Year Ended 12/31/11
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Investment Operations:
Net Investment Income	0.0006	0.0003	0.0004	0.001	0.001
Net Realized Gain (Loss) on Investments	0.0001	—	—	—	—
Total From Investment Operations	0.0007	0.0003	0.0004	0.001	0.001

Less Dividends and Distributions:
Dividends to PC holders from Net Investment Income	(0.0007)	(0.0003)	(0.0004)	(0.001)	(0.001)
Total Dividends and Distributions	(0.0007)	(0.0003)	(0.0004)	(0.001)	(0.001)
Net Asset Value, End of Year	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return	0.07%	0.03%	0.04%	0.11%	0.09%

Ratios/Supplemental Data:
Net Assets, End of Year (000)	$194,735	$539,276	$586,404	$839,926	$970,715
Ratio of Net Expenses to Average Net Assets (1)	0.17%	0.17%	0.18%	0.18%	0.17%
Ratio of Net Investment Income to Average Net Assets (2)	0.05%	0.02%	0.03%	0.11%	0.09%

(1)               Without the waiver and/or reimbursement of a portion of advisory and administration fees, the ratio of total expenses to average net assets would have been 0.31%, 0.27%, 0.25%, 0.23% and 0.22% for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

(2)               Without the waiver and/or reimbursement of a portion of advisory and administration fees, the ratio of net investment income/(loss) to average net assets would have been (0.08%), (0.09%), (0.04%), 0.05% and 0.03%  for the years ended December 31, 2015, 2014, 2013, 2012 and 2011, respectively.

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WHERE TO FIND MORE INFORMATION

The Statement of Additional Information relating to the Government Portfolio and the Money Market Portfolio (the “SAI”) includes additional information about the Portfolios. The SAI is incorporated by reference into and is legally part of this Prospectus. Additional information about the Portfolios’ investments is available in the Fund’s Annual and Semi-Annual Reports to Participation Certificate holders.

Investors can get free copies of the above-named documents, request other information about the Portfolios and the Fund, and make shareholder inquiries, by calling the Administrator at (800) 621-9215. The Fund makes available the Prospectus, SAI, Annual and Semi-Annual Reports, free of charge, on the Fund’s website at www.pif.com.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the SEC’s EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

The Fund’s SEC File No. is 811-04379.

PLAN INVESTMENT FUND, INC.

GOVERNMENT PORTFOLIO (PIFXX)

MONEY MARKET PORTFOLIO (PIMXX)

Statement of Additional Information

April 30, 2016, As Supplemented August 12, 2016

TABLE OF CONTENTS

GENERAL INFORMATION	B-2
DESCRIPTION OF GOVERNMENT AND MONEY MARKET PORTFOLIOS AND THEIR INVESTMENTS AND RISKS	B-2
INVESTMENT AND BORROWING LIMITATIONS	B-4
PORTFOLIO TRANSACTIONS	B-6
DISCLOSURE OF PORTFOLIO INFORMATION	B-7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	B-8
NET ASSET VALUE	B-9
MANAGEMENT OF THE PORTFOLIOS	B-11
ADDITIONAL INFORMATION CONCERNING FEDERAL INCOME TAXES	B-22
DIVIDENDS	B-25
PERFORMANCE INFORMATION	B-25
ADDITIONAL DESCRIPTION CONCERNING VOTING OF PARTICIPATION CERTIFICATES	B-25
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	B-28
COUNSEL	B-28
MISCELLANEOUS	B-28
FINANCIAL STATEMENTS	B-28

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the current Prospectus of Plan Investment Fund, Inc. (the “Fund”), relating to the Government Portfolio  and the Money Market Portfolio of the Fund (the “Portfolios”), dated April 30, 2016, as it may from time to time be supplemented or revised (the “Prospectus”).  No investment in Participation Certificates of the Portfolios should be made without reading the Prospectus. The audited financial statements and notes thereto for the Fund contained in the Fund’s Annual Report are incorporated by reference into this Statement of Additional Information. Copies of the Prospectus and Annual and Semi-Annual Reports of the Fund may be obtained, without charge, by visiting the website at www.pif.com or by calling BCS Financial Services Corporation (the “Administrator”) at (800) 621-9215.

GENERAL INFORMATION

Plan Investment Fund, Inc. (the “Fund”) is a Maryland corporation and was incorporated on August 6, 1985. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”).  The Fund consists of four portfolios (each a “Portfolio”), the Government Portfolio, the Money Market Portfolio, the Ultrashort Duration Government Portfolio and the Ultrashort Duration Bond Portfolio. Each Portfolio is represented by a class of Participation Certificates separate from those of the Fund’s other Portfolios. This SAI, and unless otherwise indicated, statements herein concerning the Portfolios or the Fund, relate to the Government Portfolio and the Money Market Portfolio of the Fund.  The Government Portfolio commenced operations on June 1, 1995. The Money Market Portfolio commenced operations on March 11, 1987.

DESCRIPTION OF GOVERNMENT AND MONEY MARKET PORTFOLIOS

AND THEIR INVESTMENTS AND RISKS

Investment Objective

See the Prospectus for a description of the investment objectives, strategies, risks and policies of the Portfolios. The following discussion supplements such description and relates to principal investments as well as other investments of the Portfolios. The investment objective of a Portfolio may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Portfolio’s Participation Certificate holders. While there is no assurance that the Portfolios will achieve their investment objectives, they endeavor to do so by following the strategies and policies described in the Prospectus and this SAI.

The Government Portfolio is subject to Rule 35d-1 under the Investment Company Act, and will not change its investment policies required by that Rule without giving Participation Certificate holders (each a “Participant”) 60 days’ prior written notice.

Additional Information on Portfolio Instruments

Examples of the types of U.S. Government obligations that the Portfolios may hold include, in addition to U.S. Treasury bills, notes and bonds, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration and International Bank for Reconstruction and Development.

With respect to the repurchase agreements (“Repurchase Agreements”) described in the Prospectus, securities subject to Repurchase Agreements will be held by Bank of New York Mellon (“BNY Mellon”) or in the Federal Reserve/Treasury book-entry system. Repurchase Agreements are considered to be loans under the Investment Company Act. The Repurchase Agreements are collateralized by U.S. Government securities the market value of which, on a daily basis, including accrued interest, if any, is at least equal to 100% of the purchase price plus accrued interest under the Repurchase Agreements. The Portfolios will perfect their security interest in the collateral securing the Repurchase Agreements in accordance with U.S. Treasury Regulations and the applicable commercial transaction law of the state in which such collateral is located. If the seller defaults in its obligation to repurchase the underlying instrument, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the Repurchase Agreement, the Portfolios might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolios may be delayed or limited. Each Portfolio will enter into Repurchase Agreements only with those banks and dealers determined by that Portfolio’s Investment Advisor to meet the Portfolio’s respective quality standards as established by the Board. These standards require an independent review by the Portfolio’s Investment Advisor of the operating history and financial condition of the sellers to evaluate their creditworthiness and the risk of their becoming involved in bankruptcy proceedings or otherwise impairing the quality of the Repurchase Agreement during its contemplated term. The Investment Advisor will monitor the creditworthiness of the seller during the life of a Repurchase Agreement.

With respect to the variable amount master demand notes (“VAMD Notes”) described in the Prospectus, the Investment Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, VAMD Notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

The Money Market Portfolio may also invest in collateralized mortgage obligations (“CMOs”), which are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the types of CMOs in which the Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. The Portfolio may also invest in other asset-backed securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets, such as trade receivables. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets are subject to prepayments, which shorten the securities’ weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made.

The maturity of the instruments in which the Portfolios invest normally shall be deemed to be a period remaining until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made. An instrument issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than annually may be deemed to have a maturity equal to the period remaining until the next readjustment date. An instrument, which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days’ notice and which has a variable rate of interest may be deemed to have a maturity equal to the longer of the period remaining until the interest rate will be readjusted or the period remaining until the principal amount owed can be received through demand.  An instrument, which has a variable rate of interest, may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. An instrument, which has a demand feature that entitles the holder to receive the principal amount of such instrument from the issuer upon no more than seven days’ notice and which has a floating rate of interest, may be deemed to have a maturity equal to the period of time remaining until the principal amount owed can be received from the issuer through demand.

During periods of unusual market conditions or during temporary defensive periods, each Portfolio may depart from its principal investment strategies.  Each Portfolio may hold uninvested cash reserves, pending investment, during such periods.  Uninvested cash reserves will not earn income.

Cyber Security Risk. With the increased use of technology and dependence on computer systems to perform necessary business functions, the Portfolios and their service providers may be exposed to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, unauthorized access to the service providers’ digital systems through hacking, physically accessing systems or data storage facilities, or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access to service providers’ digital systems, such as causing denial-of-service attacks on the service providers’ systems or web-sites that render them unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the service providers’ systems.

Cyber-attacks have the potential to interfere with the processing of Participation Certificate holder transactions, impact a portfolio’s ability to calculate its net asset value (“NAV”), cause the release of private Participation Certificate holder information or confidential portfolio information, impede trading, cause reputational damage, and subject a Portfolio or its service providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, litigation costs, and/or additional compliance costs. A Portfolio and its service providers may also incur substantial costs for cyber security risk management in order to prevent future cyber security incidents. A Portfolio and its Participation Certificate holders could be negatively impacted as a result of the costs. Similar types of cyber security risks exist for issuers of securities or other instruments in which a fund invests.  Cyber-attacks could result in material adverse consequences for such issuers, and may cause a Portfolio’s investments therein to lose value.

INVESTMENT AND BORROWING LIMITATIONS

Below is a complete list of the Portfolios’ fundamental investment limitations that may not be changed without the affirmative vote of the holders of a “majority” of the outstanding Participation Certificates of the respective Portfolios (as defined herein under “Miscellaneous”).

The Portfolios may not:

1.         Borrow money, except from commercial banks for temporary purposes, and then in amounts not in excess of 5% of the total assets of the respective Portfolio at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amount borrowed or 5% of the total assets of the respective Portfolio at the time of such borrowing. This borrowing provision applies to Reverse Repurchase Agreements whose proceeds are utilized to provide liquidity to meet redemption requests when liquidation of portfolio securities is considered disadvantageous. At no time shall the level of funds borrowed to meet redemption requests exceed 5% of the total assets of the respective Portfolio; the interest expenses associated with such credit arrangements will be charged to the income of the respective Portfolio; and any new cash flows must be applied to retiring such Portfolio borrowings.

2.         Purchase any securities, which would cause 25% or more of the total assets of the respective Portfolio at the time of such purchase to be invested in the securities of issuers conducting their principal business activities in the same general industry. There is no limitation for the Portfolios with respect to investments in U.S. Government obligations or for the Money Market Portfolio in obligations of domestic branches of U.S. banks. (The Fund interprets “domestic branches of U.S. banks” for purposes of this investment limitation to include U.S. branches of foreign banks, if such branches are subject to the same regulation as U.S. banks.)

3.         Purchase securities of any issuer, other than those issued or guaranteed by the U.S. Government, Federal agencies and government-sponsored corporations, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in such issuer; except that up to 100% of the total assets of the Government Portfolio and the Money Market Portfolio may be invested in Repurchase Agreements with maturities not greater than seven days without regard to this 5% limitation.

4.         Purchase securities, if immediately after such purchase more than 5% of the total assets of the respective Portfolio would be invested in securities which are illiquid, including Repurchase Agreements with maturities greater than seven days and VAMD Notes with greater than seven days’ notice required for sale.

5.         Make loans, except that each Portfolio may purchase or hold debt instruments, and may enter into Repurchase Agreements, in accordance with its investment objectives and policies.

6.         Purchase securities issued by Health Plans Capital Service Corporation.

7.         Purchase or sell commodities or commodity contracts, including futures contracts, or invest in oil, gas or mineral exploration or development programs.

8.         Acquire voting securities of any issuer or acquire securities of other investment companies.

9.         Purchase or sell real estate. (However, each Portfolio may purchase bonds and commercial paper issued by companies, which invest in real estate or interests therein.)

10.      Purchase securities on margin, make short sales of securities or maintain a short position.

11.      Act as an underwriter of securities.

12.      Issue senior securities, except to the extent that certain investment policies related to Reverse Repurchase Agreements discussed herein and in the Prospectus may be deemed to involve the issuance of senior securities within the meaning of the Investment Company Act.

The following non-fundamental investment limitations are applicable to the Government Portfolio only. These limitations can be changed by the Board, but the change will only be effective after prior written notice is provided to the Government Portfolio’s Participation Certificate holders.

1. The Portfolio will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes, and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations.

2.  The Portfolio will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash.

PORTFOLIO TRANSACTIONS

Subject to the general control of the Fund’s Board of Trustees, BlackRock Advisors, LLC (“BALLC” or the “Investment Advisor”) is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Portfolios.  Purchases and sales of securities for each Portfolio usually are principal transactions. The Investment Advisor normally purchases securities on behalf of the Portfolios directly from the issuer or from an underwriter or market maker of the securities. The Portfolios typically do not pay brokerage commissions for such purchases. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. While the Investment Advisor intends to seek the best price and execution for portfolio transactions on an overall basis, the Fund may not necessarily pay the lowest spread or commission available on each transaction.

The Investment Advisor seeks to use dealers it believes to be actively and effectively trading the securities being purchased or sold.  The Investment Advisor will not pay a higher spread or commission in recognition of research or other services provided by a dealer.

The Investment Advisor of each Portfolio makes investment decisions for such Portfolio independently from those for the other investment companies advised by the Investment Advisor. It may happen, on occasion, that the same security is held in one or more of such other investment companies. Simultaneous transactions are likely when the same investment advisor advises several investment companies, particularly when a security is suitable for the investment objectives of more than one of such investment companies. When two or more investment companies advised by the Investment Advisor are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective investment companies, both as to amount and price, in accordance with a method deemed equitable to each investment company. In some cases this system may adversely affect the price paid or received by a Portfolio or the size of the security position obtainable or sold for a Portfolio.

The Portfolios will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into Repurchase Agreements or Reverse Repurchase Agreements with, BALLC, the Portfolios’ Investment Advisor, or any affiliates, officers or employees of BALLC.

On December 31, 2015, the Portfolios owned securities of regular broker dealers or their parents as indicated below. The Government Portfolio did not own any such securities as of December 31, 2015.

Money Market Portfolio
Broker Dealer	Value of Securities Owned

BNP Paribas SA (NY Branch)	$5,000,000
Bank of Nova Scotia	$4,000,000
Cooperatieve Rabobank	$6,000,000
JP Morgan Chase and Co.	$8,000,000
Rue La Boetie SAS	$7,381,000
Societe Generale SA	$8,000,000
Sumitomo Mitsui Financial Group Inc.	$8,500,000
Toronto-Dominion Bank	$3,000,000

DISCLOSURE OF PORTFOLIO INFORMATION

The Board of Trustees of the Fund has adopted policies and procedures concerning the disclosure of the portfolio holdings of the Fund. The policies and procedures provide that the Fund and its Investment Advisor, Administrator, Service Agent, Custodian, Transfer Agent and Distributor will only release information about its portfolio holdings as follows:

•                              Information which has previously been made public may be freely released.

•                              Government and/or regulatory entities, such as the SEC or a court of law, have the right to review portfolio holdings.

•                              Portfolio holdings may be reviewed by third parties for legitimate business reasons, subject to additional requirements, including approval by the Fund’s Chief Compliance Officer or her designee and an acceptable confidentiality agreement (including an agreement not to trade).

•                              The Fund will publicly disclose its portfolio holdings as required in accordance with SEC Forms N-CSR, N-Q, N-MFP or other applicable SEC forms. In addition, the Fund may disclose its portfolio holdings on its website at www.pif.com at such intervals and to such extent as it shall determine, and shall disclose its portfolio holdings on its website at such intervals and to such extent as shall be required by applicable SEC rules.

Except as set forth above, the policies and procedures do not apply differently to different categories of persons. In considering a request for disclosure, the Chief Compliance Officer or her designee will consider whether the requesting third party has a legitimate purpose for reviewing the portfolio holdings and whether such disclosure poses any material risk. In connection with the review, the Chief Compliance Officer or her designee will consider any possible conflicts of interest that may arise in connection with such requested disclosure. The Fund’s Chief Compliance Officer is required to notify the Board of Trustees of new third parties approved to receive portfolio holdings pursuant to the procedures at the next meeting of the Board of Trustees.

The Fund does not have any policies or procedures with respect to the receipt of compensation or other consideration by the Fund, its investment advisor, or any other party in connection with the disclosure of information about portfolio securities.

Ongoing Arrangements.  The Fund has ongoing arrangements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

•                              The Fund’s Board of Trustees and, if necessary, Fund Counsel

•                              The Fund’s Custodian

•                              The Fund’s Administrator and its parent company

•                              The Fund’s independent registered public accounting firm

•                              The Fund’s Distributor

•                              Foreside Fund Officer Services, LLC

•                              Foreside Management Services, LLC

•                              S&P

•                              Bloomberg, LP

With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information.  The release of the information is subject to approval of the executive officers of the Fund and confidential treatment to prohibit the entity from sharing the information provided with unauthorized persons.  The Fund, BALLC, and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

Information concerning the Schedule of Investments of the Government Portfolio and the Money Market Portfolio is available on the Fund’s website, at www.pif.com. A complete listing of the Portfolios’ holdings as of the end of each month is posted on the website no earlier than 5 business days following the end of such month and remains posted on the website for six months thereafter.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Under the Investment Company Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption (i) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted (trading shall be deemed restricted as determined by the SEC by rules and regulations), or (ii) for any period during which an emergency exists (an emergency shall be deemed to exist as determined by the SEC by rules and regulations) as a result of which disposal or valuation of portfolio securities is not reasonably practical, or for such other periods as the SEC, or any successor governmental authority, may by order permit for the protection of Participation Certificate holders of the Portfolios. (The Fund may also suspend or postpone the recording of the transfer of its Participation Certificates by the transfer agent upon the occurrence of any of the foregoing conditions.)

If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other property; investors will incur expenses in disposing of redemption proceeds which are paid in this manner. The Fund has elected to commit itself to pay all redemption proceeds in cash up to the lesser of $250,000 or 1% of the respective Portfolio’s NAV for any Participation Certificate holder within a 90 day period pursuant to a notification of election filed with the SEC under, and in accordance with the guidelines set forth in, Rule 18f-1 under the Investment Company Act. (See “Net Asset Value” below for an example of when such redemption or form of payment might be appropriate.) Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Certain Special Limitations Affecting Redemptions of the Money Market Portfolio

As discussed in the Prospectus, the SEC has implemented a number of requirements, including liquidity fees and temporary redemption gates, for institutional money market funds based on the amount of Portfolio assets that are “weekly liquid assets,” which generally includes cash, direct obligations of the U.S. government, certain other U.S. government or agency securities and securities that will mature or are subject to a demand feature that is exercisable and payable within five business days. Please refer to the Prospectus for additional information regarding these liquidity fees and temporary redemption gates which could impact your redemption of the Money Market Portfolio’s Participation Certificates.

Transfer Payments

A Participant investing in the Government Portfolio or the Money Market Portfolio may direct that payment upon redemption of Participation Certificates in the Portfolio be used to purchase Participation Certificates of the Government Portfolio or the Money Market Portfolio for another Participant by a transfer of the redeemed Participation Certificates to the second Participant.  Such a transfer is made by a redemption and simultaneous purchase in the name of the second Participant. A Participant may not request a transfer from its Government Portfolio or its Money Market Portfolio account in a dollar amount greater than the dollar amount held in such investor’s account on the business day prior to the date of such request. Such transfers may be effected at any time prior to 3:00 P.M. (Eastern Time). There is no limit on the number of transfers that a Participant can place in any one day, nor on the total number of such transfers by all Participants per day.

NET ASSET VALUE

The Fund calculates the NAV per Participation Certificate of each Portfolio by dividing the total value of the assets belonging to each Portfolio, less the value of any liabilities charged to that Portfolio, by the total number of outstanding Participation Certificates of that Portfolio.

Beginning on or about October 11, 2016 for the Government Portfolio:

The Government Portfolio intends to operate as a “government money market fund” in accordance with Rule 2a-7 and will continue to use the amortized cost method of valuation to value its portfolio holdings for purposes of calculating the Portfolio’s NAV.

As stated in the Prospectus,  prior to October 11, 2016 each Portfolio uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act (“Rule 2a-7”) to value its portfolio holdings for purposes of calculating the Portfolio’s NAV. See “Use of Amortized Cost” below for additional information regarding this method.

Beginning on or about October 11, 2016 for the Money Market Portfolio:

In calculating its NAV, the Money Market Portfolio will value its holdings in accordance with the Fund’s valuation policies and procedures, generally utilizing last available bid prices, market quotations, or price evaluations provided by a Board-approved independent pricing service. The Money Market Portfolio may value short-term debt securities with remaining maturities of 60 days or less on the basis of amortized cost. Generally, trading in U.S. Government securities, short-term debt securities, and money market instruments is substantially completed each day at various times prior to the close of business on the New York Stock Exchange. The values of such securities used in computing the NAV of the Money Market Portfolio’s Participation Certificates are determined as of such times.

When valuations are not readily available or are not deemed reliable, a security will be priced at its fair value as determined pursuant to procedures approved and overseen by the Board. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Money Market Portfolio’s NAV.

The Money Market Portfolio has been designated an institutional prime money market fund, which means that the NAV of the Money Market Portfolio’s Participation Certificates will “float,” fluctuating with changes in the values of the Portfolio’s portfolio securities. The Money Market Portfolio expects to implement the floating NAV, as well as liquidity fees and temporary suspension of redemptions (discussed below) on or about October 11, 2016.

Use of Amortized Cost

Under the amortized cost valuation method, an investment is valued initially at its cost. The Portfolio then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Portfolio adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment’s cost each day. The Portfolio uses this adjusted cost to value the investment.

In response to SEC guidance that funds may only use the amortized cost method to value a portfolio security with a remaining maturity of 60 days or less when the fund can reasonably conclude, at each time it makes a valuation determination, that the amortized cost price of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation, the Board has adopted certain procedures to perform a comparison between the amortized cost price and the shadow price of a portfolio security that utilizes amortized cost to value the security to insure that amortized cost is used to value the security only where it is “approximately the same” as the security’s market based value. If the shadow price of such security is not approximately the same as the amortized cost price, generally the shadow price of the security will be used, unless otherwise permitted under the procedures. This determination is made only on an individual security basis. Shadow prices for individual securities are generally provided by an independent pricing service unless otherwise authorized by the procedures approved by the Board.

Investors should also be aware that although procedures exist which are intended to  reduce the volatility of each Portfolio’s NAV per Participation Certificate, the value of the underlying assets of   each Portfolio will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Portfolios. The market value of the obligations in the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the Portfolios’ yields may tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Portfolios’ yields may tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of its Participation Certificates will likely be invested in portfolio instruments producing lower yields than the balance of the Portfolios, thereby reducing the Portfolios’ current yields. In periods of rising interest rates, the opposite can be expected to occur.

MANAGEMENT OF THE PORTFOLIOS

Trustees and Officers

The Trustees and Officers of the Fund, along with certain information concerning each of them, are as follows:

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
W. Dennis Cronin 120 Fifth Avenue, Suite 911 Pittsburgh, PA 15222 Age 49	Trustee	Indefinite(1)	2011 to Present – Senior Vice President of Treasury Services, Assistant Treasurer and Chief Risk Officer, Highmark Health	Four	None

John F. Giblin 1 Cameron Hill Circle Chattanooga, TN 37402 Age 59	Trustee	Indefinite, since 2015	2011 to Present – Executive Vice President and Chief Financial Officer, BlueCross BlueShield of Tennessee, Inc.	Four	None

Robert J. Kolodgy 225 N. Michigan Ave. Chicago, IL 60601 Age 58	Chairman Trustee	Indefinite, since 2014; Indefinite, since 2011	2011 to Present - Senior Vice President of Financial Services and Government Programs and Chief Financial Officer, Blue Cross Blue Shield Association	Four	None

Alan Krigstein 1901 Market Street Philadelphia, PA 19103-1480 Age 64	Trustee	Indefinite, since 2011	2011 to Present - Executive Vice President and Chief Financial Officer, Independence Blue Cross	Four	None

Jeffery T. Leber 3545 Lakeland Drive Jackson MS 39232 Age 57	Trustee	Indefinite, since 2014	2011 to Present – Chief Financial Officer, Blue Cross & Blue Shield of Mississippi	Four	None

Gerard T. Mallen 300 East Randolph Street 14th Floor Chicago, IL 60601 Age 61	Trustee	Indefinite, since 2005	2011 to Present – Treasurer and Finance Division Senior Vice President, Health Care Service Corporation (HCSC) (Blue Cross and Blue Shield of Illinois, Montana, New Mexico, Oklahoma and Texas)	Four	None

Independent Trustees cont.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/- Directorships Held by Trustee During Past Five Years
Michael J. Mizeur 2501 Faraway Drive Columbia, SC 29223 Age 47	Trustee	Indefinite(1)	2011 to Present – Executive Vice President, Chief Financial Officer and Treasurer, Blue Cross Blue Shield of South Carolina	Four	None

Michael A. Murray 50 Beale Street San Francisco, CA 94105 Age 60	Trustee	Indefinite (1)

March 2013 to present – Senior Vice President and Chief Financial Officer, BlueShield of California;

March 2012 to March 2013 – Consultant, Hitachi;

September 2011 to March 2012 – Chief Financial Officer, HGST Solutions

				Four	None

Vincent P. Price 100 SW Market Street Portland, OR 97201 Age 53	Trustee	Indefinite, since 2013	2011 to Present – Executive Vice President and Chief Financial Officer, Cambia Health Solutions, Inc.	Four	None

Cynthia M. Vice 450 Riverchase Parkway Birmingham, AL 35242 Age 56	Trustee	Indefinite, since 2010	2011 to Present – Senior Vice President, Chief Financial Officer and Treasurer, Blue Cross Blue Shield of Alabama	Four	None

(1)         Less than one year.

Executive Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Susan A. Pickar 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 48	President and Chief Executive Officer	2 Years	May 2015 to Present – Chief Financial Officer and Treasurer, BCS Financial Corporation; 2011 to May 2015 – Senior Vice President of Finance and Treasurer, BCS Financial Corporation

Alexander D. Hudson 2 Mid America Plaza, Suite 200 Oakbrook Terrace, IL 60181 Age 33	Secretary	1 Year	December 2013 to Present – Director, Investment Services, BCS Financial Corporation; 2011 to December 2013 – Investment Manager, Sawdust Investment Management Corporation

Donna M. Rogers Fund Chief Compliance Officer Foreside 10 High Street, Suite 302 Boston, MA 02110 Age 50	Chief Compliance Officer	3 Years

November 2015 to Present – Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC;

2011 to November 2015 – Fund Chief Compliance Officer, Foreside Compliance Services, LLC (Foreside Financial Group)

Christopher W. Roleke Fund Principal Financial Officer Foreside 10 High Street, Suite 302 Boston, MA 02110 Age 44	Treasurer	1 Year	2011 to Present – Fund Principal Financial Officer, Foreside Management Services, LLC; 2011 to September – Assistant Vice President, JP Morgan Investor Services Company

(1)         Term of office is one year.

Leadership Structure and Board of Trustees

The business and affairs of the Fund are managed under the direction of the Board of Trustees. At the present time, there are 10 Trustees serving on the Board, including the Chairman of the Board. The Chairman presides at meetings of the Board of Trustees and at meetings of Participation Certificate holders. The Chairman, Robert Kolodgy, is not an “interested person” (as defined in the Investment Company Act) of the Fund. The Board exercises risk oversight of the Fund through receiving and reviewing compliance reports from, and making inquiries of the Administrator and BlackRock Advisors, LLC as the Portfolios’ investment advisor.  These reports are prepared monthly and provided to the Board on a periodic basis. The Board also exercises risk oversight by receiving and reviewing reports at regular Board of Trustees meetings and annual reports from the Fund’s Chief Compliance Officer and making inquiries of and having meetings with the Chief Compliance Officer.

All of the Trustees hold chief financial officer or similar senior financial management positions with the Blue Cross Blue Shield Association (“Association”) or with members or licensees of the Association and certain related organizations (“Licensees”), which are the only entities that are permitted to purchase Participation Certificates. In their respective roles as chief financial officers or in similar senior financial management positions, the Trustees may have primary management responsibility for the implementation of investment policies for the Trustees’ respective employers. As part of those responsibilities, the Trustees may make decisions on investing in the Fund and oversee the hiring and performance of external investment managers, which in certain cases include the Fund’s investment advisor.

Each of the Trustees has significant senior management experience overseeing investment activities for an insurance company or similar entity. This experience has led the Fund to conclude that these individuals are well qualified to serve as Trustees of the Fund. While the current Trustees all have investment experience and skills and financial management experience and skills, future Trustees may have additional or different experience and skills.

The Fund has concluded that the interests of the Fund and its Participation Certificate holders are served by having Trustees who have long-term experience as Trustees of the Fund, as well as highly experienced Trustees with shorter Fund tenures, who may bring new perspectives to management of the Fund. The Fund also has concluded that its leadership structure, in which all or most of the Trustees are or have been affiliated with investors or potential investors in the Fund, aligns the interests of the Trustees with the interests of such investors with respect to risk oversight of the Fund and other matters.

Committees of the Board of Trustees

The Board of Trustees has a standing Audit Committee and a standing Nominating Committee.

Audit Committee

The purpose of the Audit Committee is to assist the Board of Trustees in fulfilling its governance responsibilities by, among other things, taking the following actions:

1.              Make recommendations to the Board of Trustees concerning the appointment, retention and compensation of the independent auditors;

2.              Inquire whether management has maintained the reliability and integrity of Fund policies and financial reporting and disclosure practices;

3.              Inquire whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

4.              Inquire whether management has established and maintained processes to assure compliance by the Fund in all material respects with all applicable laws, regulations, policies and codes;

5.              Review Fund risk management oversight by discussing with management major risk exposures and management’s plans to monitor and control such risk exposures;

6.              Inquire about and evaluate the performance and qualifications of financial management and the independent auditors;

7.              Address reports from attorneys and auditors of possible breaches of federal or state laws or fiduciary duties that relate to accounting, internal accounting controls or auditing matters;

8.              Encourage and foster open communication among management, the independent auditors and the Board of Trustees; and

9.              Develop, establish and periodically review procedures for: (i) the receipt, retention and treatment of complaints received by the Fund regarding the Fund’s accounting, internal accounting controls or auditing matters (“Accounting Matters”) as well as information concerning the daily operations of the Fund (“Operational Matters”); and (ii) the confidential, anonymous submission by officers of the Fund or employees of its service providers of concerns regarding questionable practices or decisions with respect to any Accounting Matters or Operational Matters.

The Audit Committee is responsible for identifying and recommending the independent auditors for selection by the Board of Trustees to audit the Fund’s financial statements, reviewing the auditor’s fees, reviewing and approving the scope of the audit and pre-approving certain audit and non-audit services to be provided to the Fund, and in certain cases, non-audit services provided to the Fund’s investment advisor and certain affiliated parties. The members of the Audit Committee are Alan Krigstein, Gerard T. Mallen and Vincent P. Price. The Audit Committee met on three occasions during the Fund’s most recent fiscal year. No member of the Audit Committee is an interested person of the Fund.

Nominating Committee

The purpose of the Fund’s Nominating Committee is to gather information and make recommendations to the Participation Certificate holders of nominees for election as Trustees of the Fund. The members of the Nominating Committee are John F. Giblin, Robert J. Kolodgy and Cynthia M. Vice. The Nominating Committee met on three occasions during the Fund’s most recent fiscal year. No member of the Nominating Committee is an interested person of the Fund.

The Nominating Committee will consider Participation Certificate holders’ recommendations of potential nominees for election as Trustees. Recommendations of potential nominees for election at the annual meeting of Participation Certificate holders should be submitted in writing to the Fund at its principal office.

Ownership of Securities

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen
Name of	Dollar Range of Equity	by Trustee in Family of
Trustee	Securities in the Fund	Investment Companies

As of December 31, 2015, none of the Fund’s Trustees had “beneficial ownership” (as such term is defined by Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of equity securities in the Fund or any registered investment companies overseen by the Trustee within the same family of investment companies as the Fund.

Name of
Owners and
Name of	Relationships			Value of	Percent of
Trustee	To Trustee	Company	Title of Class	Securities	Class

As of December 31, 2015, none of the Fund’s Trustees who are not interested persons of the Fund or their immediate family members were record owners or “beneficial owners” (as such term is defined by Rule 13d-3 or Rule 16a-1(a)(2) of the Securities Exchange Act of 1934) of securities of an investment advisor or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Fund.

Compensation Information

The Fund reimburses its Trustees for out-of-pocket expenses related to attending meetings. Trustees who are not employed by Blue Cross and/or Blue Shield Plans, or any subsidiaries or affiliates thereof, are paid $500 for participation in each regular meeting and $150 for participation in each telephonic meeting. The Fund does not pay any compensation to its other Trustees or to its Officers for acting in such capacities. No director, officer or employee of BlackRock Advisors, LLC, Merganser Capital Management, LLC, BNY Mellon Inc. Investment Servicing, BNY Mellon or Foreside Fund Services, LLC is eligible to serve as a Trustee or Officer of the Fund. The Trustees and Officers of the Fund in their individual capacities own none, and cannot own any, of the Fund’s Participation Certificates. For the year ended December 31, 2015, a total of $28,239 was paid by the Fund for Trustee meeting expenses.

Name of Person, Position	Aggregate Compensation From Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees
David A. Cote	$0	$0	$0	$0
W. Dennis Cronin	$0	$0	$0	$0
John F. Giblin	$0	$0	$0	$0
Robert J. Kolodgy	$0	$0	$0	$0
Alan Krigstein	$0	$0	$0	$0
Jeffery T. Leber	$0	$0	$0	$0
Gerard T. Mallen	$0	$0	$0	$0
Vincent P. Price	$0	$0	$0	$0
Cynthia M. Vice	$0	$0	$0	$0

For the fiscal year ended December 31, 2015, the Fund did not pay any remuneration to, or accrue any retirement benefits for, any of its Trustees or Officers.

Investment Advisor and Service Agent

The services BALLC provides as investment advisor are described briefly in the Prospectus.   BALLC supervises the sales of portfolio securities, and places orders for such transactions. As service agent for the Portfolios, BALLC maintains financial and other books and records, including appropriate journals and ledgers; verifies trade tickets; calculates weighted average maturity, dividends and yields; prepares unaudited financial statements; prepares or assists in the preparation of regulatory filings; computes NAV and the market value of assets of the Portfolios; prepares reports to the Board of Trustees of the Fund; and performs related administrative services. BALLC agrees to abide by applicable legal requirements in providing these services. BALLC subcontracts certain administrative services to BNY Mellon Investment Servicing (US) Inc.

For the services provided and expenses assumed by it with respect to the Government Portfolio and the Money Market Portfolio, BALLC is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

Annual Fee	Each Portfolio’s Annual Net Assets
0.20%	of the first $250 million
0.15%	of the next $250 million
0.12%	of the next $250 million
0.10%	of the next $250 million
0.08%	of amounts in excess of $1 billion.

For the years ended December 31, 2013, 2014 and 2015 BALLC was paid $0, $3,484 and $2,665 respectively, net of $284,293, $244,068 and  $122,411 waived fees and/or reimbursed expenses payable as investment advisor and service agent for the Government Portfolio. For the same periods, BALLC was paid fees of $692,008, $503,595 and $244,086 respectively, net of $526,009, $549,400 and $509,028 waived fees, as investment advisor and service agent for the Money Market Portfolio.

Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) acts as custodian of the Fund’s assets. BNY Mellon earns fees from the Fund for serving in this capacity. BNY Mellon has its principal offices at One Wall Street, New York, NY 10286. As custodian, BNY Mellon, among other things, collects income of and payments to the Fund; consents and other authorizations for the Fund; delivers, releases and exchanges securities held for the Fund when necessary; makes payments of cash to, or for the account of, each Portfolio for the purchase of securities for each Portfolio, for the redemption of Participation Certificates, and for the payment of interest, dividends, taxes and management fees; and furnishes the Fund with various confirmations, summaries and reports. BNY Mellon is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that BNY Mellon remain responsible for the performance of its duties under the Custodian Agreement and hold the Fund harmless for the acts and omissions of any bank or trust company serving as sub-custodian. For the services provided and expenses assumed by BNY Mellon as custodian, BNY Mellon is entitled to receive a fee, computed daily and payable monthly, at the following annual rates:

Annual Fee	Fund’s Average Annual Gross Assets
0.009%	of the first $500 million
0.008%	of amounts in excess of $500 million

with an annual minimum of $25,000 per Portfolio, excluding global fees, transaction charges and out-of-pocket expenses.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon Investment Servicing”) has been retained to act as transfer agent for the Portfolios.  BNY Mellon Investment Servicing has its principal business address at 301 Bellevue Parkway, Wilmington, Delaware 19809.  As transfer agent, BNY Mellon Investment Servicing, among other things, issues and redeems Participation Certificates, processes dividends, prepares various communications to Participation Certificate holders, answers correspondence from Participation Certificate holders, keeps records of the accounts of each Participation Certificate holder and prepares and submits various reports to the Fund. For the services provided and expenses assumed by BNY Mellon Investment Servicing as transfer agent for the Portfolios, BNY Mellon Investment Servicing is entitled to receive a fee, computed daily and payable monthly, equal to $15.00 per master account and sub-account per Portfolio per year, fees will not be prorated. Any part of a month for which services are provided will be billed as a full month, plus $1.00 for each master account purchase or redemption transaction, plus $5.00 for each outgoing wire of Federal funds, provided that the minimum annual fee payable to BNY Mellon shall be $5,000, excluding out-of-pocket expenses and miscellaneous fees. Effective October 11, 2016, additional fees will apply to the Money Market Portfolio, as a result of having three NAV strikes daily. The additional fee will be based on assets in the Money Market Portfolio. When assets are between $0 - $500,000,000, the fee is $30,000 annually.  Between $500,000,001 - $1,000,000,000, the fee annually is $40,000 and assets above $1,000,000,001 will be $70,000 annually. In the event of the Board imposing a liquidity fee or redemption gate, an intraday imposition will result in a fee of $50,000 and an end of day or beginning of day imposition will result in a fee of $25,000.

Distributor

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the Participation Certificates of the Fund.  The Distributor is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  The Distributor is not affiliated with the

Fund or any of its service providers, except that Foreside Fund Officer Services, LLC provides compliance services to the Fund as described herein under “Compliance Services” and Foreside Management Services, LLC provides the Fund’s principal financial officer as described under “Principal Financial Officer.” Each of the Distributor, Foreside Fund Officer Services, LLC and Foreside Management Services, LLC are wholly-owned subsidiaries of Foreside Financial Group, LLC.

Under a Distribution Agreement with the Fund dated as of January 7, 2014 (the “Distribution Agreement”), during the continuous public offering of the Participation Certificates of the Fund, the Distributor shall use commercially reasonable efforts to assist with the distribution and sale of the Participation Certificates.  The Distributor continually distributes Participation Certificates of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund Participation Certificates. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Fund.

The Distributor does not receive compensation from the Fund for its distribution services.  Fees for the Distributor’s distribution services to the Fund are paid by the Administrator.

The Distribution Agreement has an initial term of up to two years and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees of the Fund or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Fund or the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Compliance Services

Under a Fund Chief Compliance Officer Agreement (the “Compliance Agreement”) with the Fund and Foreside Fund Officer Services, LLC (“FFOS”), Foreside provides compliance services (the “Compliance Services”) to the Fund by making available a senior compliance professional who serves as Chief Compliance Officer to the Fund (“CCO”).  Foreside receives a fee from the Fund for the Compliance Services provided, which is paid monthly in arrears.  The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund’s Board of Trustees or by Foreside on 60 days written notice to the other party.

Under the Compliance Agreement, Foreside is not liable to the Fund or its Participation Certificate holders for any act or omission, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, Foreside and certain related parties (such as Foreside’s officers and persons who control Foreside) are indemnified by the Fund against any and all claims and expenses related to Foreside’s actions or omissions, except for any act or omission resulting from the Foreside’s willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Foreside Management Services, LLC

Pursuant to a Fund CFO/Treasurer Agreement with the Fund that was executed on June 22, 2015, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor and FFOS, provides Fund Treasurer and Principal Financial Officer Services to the Fund. FMS is paid an annual fee plus out of pocket expenses for these services, which are paid by the Administrator.

Administrator

BCS Financial Services Corporation (the “Administrator”), a wholly-owned subsidiary of BCS Financial Corporation, which has its principal office at 2 Mid America Plaza, Suite 200, Oakbrook Terrace, Illinois 60181, serves as the Fund’s Administrator. The Administrator is owned by the Licensees.  Ms. Pickar and Mr. Hudson, Officers of the Fund, are employed by BCS Financial Corporation. As described below, the Fund compensates the Administrator for administrative services provided to the Fund.  The Trustees oversee the fees paid by the Fund to service providers, including the Administrator.

Subject to the supervision and control of the Fund’s Board of Trustees, the Administrator assists in supervising all aspects of the Fund’s operations, other than investment advisory functions, services to be performed by the Fund’s custodian, services to be performed by the Fund’s service agent, and services to be performed by the Fund’s distributor.

Without limiting the generality of the foregoing, the Administrator is required to provide the following services, among others, to the Fund: (i) oversight and coordination of the performance of each of the Fund’s service providers; (ii) furnishing the Fund with adequate office facilities, utilities, office equipment and related services; (iii) receiving and processing applications from present and prospective investors in the Fund; (iv) providing general ongoing business management and support services in connection with the Fund’s operations; (v) preparing for review by officers of the Fund and its service providers documents to be filed with the SEC and coordinating printing and distribution thereof; (vi) monitoring, and assisting in developing, compliance policies and procedures for the Fund; (vii) monitoring the Fund’s expenses; (viii) oversight of the preparation and filing of required tax returns of the Fund and the Portfolios; (ix) maintaining the website of the Fund; and (x) with respect to the Fund and each Portfolio thereof, providing oversight and related support services that are intended to insure the delivery of quality service to all Participation Certificate holders.

For its administrative services, the Administrator is entitled to receive a fee from the Fund calculated daily and paid monthly at an annual rate not to exceed 0.05% of the average daily net assets. For the years ended December 31, 2013 2014 and 2015 the Administrator was paid $19,705, $0 and $279 respectively, net of $49,885, $61,888 and $31,000 waived fees, and for the year ended December 31, 2013, 2014 and 2015 reimbursed the Fund for $8,711, $28,062 and $14,373 of expenses under its agreement with the Fund as administrator for the Government Portfolio. For the same periods the Administrator was paid fees of $314,776, $223,579 and $168,586 respectively, net of $83,514, $100,747 and $42,147 waived fees as administrator for the Money Market Portfolio.

Fee Waivers and Expense Reimbursement

BALLC has agreed to reduce the fees otherwise payable to it to the extent necessary to reduce the ordinary operating expenses of the Portfolios so that they individually do not exceed 0.30 of one percent (0.30%) of each Portfolio’s average daily net assets for the year. In addition, (i) BALLC and the Administrator have agreed to waive fees such that the Government Portfolio’s ordinary operating expenses do not exceed 0.10 of one percent (0.10%) of average daily net assets; (ii) the Administrator has agreed to waive one basis point of its contractual fees relating to the Money Market Portfolio; and (iii) BALLC has agreed to waive fees to cap the total expense of the Money Market Portfolio at 17.5 basis points for those assets up to $1 billion, 16.0 basis points for those assets between $1 billion and $2 billion, and 15.5 basis points for those assets above $2 billion. BALLC and the Administrator cannot terminate the foregoing additional fee waivers prior to May 1, 2017 without the consent of the Board of Trustees of the Fund.

For the Government Portfolio and the Money Market Portfolio, the Administrator has further agreed that if for any day, after giving effect to all other fee waivers and all expenses, including without limitation, any extraordinary expenses, the “portfolio yield” would be less than 0.01%, the Administrator shall waive that portion of its fees for such day so that after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be not less than 0.01%. The Administrator has agreed that if after giving effect to such waiver and the other fee waivers, the portfolio yield for such day would be less than 0.01%, the Administrator shall waive all of its fees for such day.  BALLC has further agreed that if for any day, after giving effect to the other fee waivers and the Administrator fee waiver, the portfolio yield would be less than 0.01%, BALLC shall waive that portion of its fees for such day so that after giving effect to such waiver, the other fee waivers and the the Administrator fee waiver, the portfolio yield for such day would be not less than 0.01%. BALLC has agreed that if after giving effect to such waiver, the other fee waivers and the Administrator fee waiver, the portfolio yield for such day would be less than 0.01%, BALLC shall waive all of its fees for such day. BALLC and the Administrator cannot terminate this portfolio yield fee waiver prior to May 1, 2017 without the consent of the Board of Trustees of the Fund.

Expenses

The Fund’s ordinary operating expenses generally consist of fees for legal, accounting and other professional services, fees of BALLC, The Bank of New York Mellon, BNY Mellon Investment Servicing, Foreside Compliance Services, LLC and the Administrator, costs of Federal and state registrations and related distributions to Participation Certificate holders, certain insurance premiums as well as the costs associated with maintaining corporate existence. Other costs include taxes, brokerage fees, interest and extraordinary expenses. For the year ended December 31, 2015, expense ratios were 0.07% for the Government Portfolio and 0.17% for the Money Market Portfolio. Without the waiver of a portion of the advisory, administrator and service agent fees, the ratio of expenses to average daily net assets would have been 0.34% for the Government Portfolio and 0.31% for the Money Market Portfolio.

ADDITIONAL INFORMATION CONCERNING FEDERAL INCOME TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Portfolios and holders of Participation Certificates that are not described in the Fund’s Prospectus relating to the Portfolios. No attempt is made to present a detailed explanation of the tax treatment of a Portfolio or holders of Participation Certificates or possible legislative changes. The discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Investors are therefore advised to consult their own tax advisor regarding the effects of an investment in the Portfolios on their own tax situation, including the application of state, local and other tax laws to their particular situation.

The Portfolios met the requirements for being a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in the last taxable year and intend to continue to meet these  requirements in future taxable years. In order to so qualify for a taxable year, a Portfolio must distribute at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax-exempt income for the year, derive at least 90% of its gross income for the year from certain qualifying sources and comply with certain diversification requirements. A 4% nondeductible excise tax is imposed on regulated investment companies that fail currently to distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Portfolio does not qualify for tax treatment as a regulated investment company, all of that Portfolio’s taxable income will be subject to tax at regular corporate rates without any deduction for distributions to holders of Participation Certificates of the Portfolio. In such event, dividend distributions to holders of Participation Certificates of the Portfolio would be taxable as ordinary income to the extent of that Portfolio’s earnings and profits and would be eligible for the dividends received deduction in the case of corporate shareholders and qualified dividend income treatment in the case of non-corporate shareholders.

Each Portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 28% of all distributions and  gross proceeds paid to a Participation Certificate holder which has failed to provide a correct taxpayer identification number in the manner required, is subject to withholding by the Internal Revenue Service, or has failed to certify to the Fund that it is not subject to backup withholding when required to do so or that it is exempt from backup withholding.

Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income tax, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Portfolios and holders of Participation Certificates under such laws may differ from the treatment under federal income tax laws. Holders of Participation Certificates are advised to consult their tax advisors concerning the application of state and local taxes.

Although each Portfolio does not expect to realize long-term capital gains, net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses will be distributed at least annually. A Portfolio will generally have no tax liability with respect to such gains that are distributed, and the distributions will be taxable to holders of Participation Certificates of a Portfolio as long-term capital gains, regardless of how long a holder has held a Portfolio’s Participation Certificates. Such distributions will be reported as a capital gain dividend in a written notice furnished by a Portfolio to holders of its Participation Certificates. Any net investment income and any net short-term capital gains earned by a Portfolio will be distributed to holders of its Participation Certificates. Each Portfolio will be taxed on any undistributed investment company taxable income and net capital gains of that Portfolio. To the extent the net investment income and net short-term capital gains of a Portfolio is distributed by the Portfolio (whether in cash or additional Participation Certificates), it will be taxable to holders of Participation Certificates of such Portfolio as ordinary income. Neither Portfolio anticipates that its distributions will be qualified dividend income or eligible for the dividends received deduction.

When a holder of Participation Certificates sells, redeems or exchanges their Participation Certificates, it is generally considered a taxable event for the holder. Unless the Participation Certificate holder elects the simplified NAV method of accounting (discussed below), the holder will generally recognize gain or loss equal to the difference between the amount realized on the sale, redemption, or exchange and the holder’s basis in the Participation Certificates that were sold, redeemed, or exchanged. The gain or loss will generally be treated as a long-term capital gain or loss if the holder held their Participation Certificates for more than one year. If the holder held their Participation Certificates for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. However, any loss realized upon a taxable disposition of Participation Certificates held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the Participation Certificate holder with respect to the Participation Certificates. Further, except in the context of the Money Market Portfolio after the implementation of a floating NAV, as discussed above, or holders electing to adopt the NAV Method, all or a portion of any loss realized by a holder upon a taxable disposition of Participation Certificates will be disallowed under the wash sale rules if the holder acquires Participation Certificates of the same Portfolio (including through the automatic reinvestment of dividends) or other substantially identical stock or securities during a 61-day period beginning 30 days before and ending 30 days after the date of the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.  Capital losses may be subject to limitations on their use by a holder. Because each Portfolio currently seeks to maintain a stable NAV per Participation Certificate, it is unlikely that a holder will have a capital gain or loss when the holder sells, redeems or exchanges their Participation Certificates.  However, upon the implementation by the Money Market Portfolio of a floating NAV, holders of Participation Certificates of the Money Market Portfolio may recognize a taxable gain or loss upon the sale, exchange or redemption of their Participation Certificates.  Each holder of Participation Certificates is responsible for any tax liabilities generated by their transactions.

If a holder of Participation Certificates elects to adopt the simplified NAV method of accounting, gain or loss on fund shares is not computed on every sale or redemption.  Instead, gain or loss is based on the aggregate value of the holder’s Participation Certificates of the Portfolio during the computation period.  A holder’s gain or loss generally equals (i) the aggregate fair market value of the holder’s  Participation Certificates at the end of the computation period, (ii) minus the aggregate fair market value of the holder’s Participation Certificates at the end of the prior computation period, (iii) minus the holder’s “net investment” in the Portfolio for the computation period.  A Participation Certificates holder’s net investment is the aggregate cost of Participation Certificates purchased during the computation period (including reinvested dividends) minus the aggregate amount received in taxable redemptions of Participation Certificates during the same period.  The computation period may be the holder’s taxable year or a shorter period, as long as all computation periods contain days from only one taxable year and every day during the taxable year falls within one and only one computation period.  Any capital gain or loss realized under the NAV method will be a short-term capital gain or loss.    Holders of Participation Certificates should consult their own tax adviser to determine if the NAV method is appropriate for their individual circumstances.

A liquidity fee imposed by the Money Market Portfolio will reduce the amount a Participation Certificate holder receives upon the redemption of their Participation Certificates and will decrease the amount of any capital gain or increase the amount of any capital loss a holder recognizes from such redemption.  There is some degree of uncertainty with respect to the federal income tax treatment of liquidity fees received by a money market fund, and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service.  If the Money Market Portfolio receives liquidity fees, it will consider the appropriate tax treatment of such fees to the Portfolio at such time.

The foregoing discussion is based on federal income tax laws and regulations which are in effect on the date of this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.

DIVIDENDS

Net income of each Portfolio for dividend purposes will consist of (i) interest accrued and dividends earned (including both original issue and market discount) less amortization of any premium, (ii) plus or minus all realized short-term gains and losses, if any, attributable to such Portfolio and (iii) minus such Portfolio’s pro rata share of the fees payable to, and the general expenses (for example, legal, accounting and Trustee’s fees) of, the Fund, prorated on the basis of relative NAV of the Fund’s other Portfolios applicable to that period.

PERFORMANCE INFORMATION

Determination of Yield

From time-to-time, the Fund may quote the Government Portfolio and the Money Market Portfolio “yield” and “effective yield” in communications to Participation Certificate holders that are deemed to be advertising. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the Government Portfolio and the Money Market Portfolio refers to the income generated by an investment in the Portfolios over a seven-day period as identified in the communication. This income is then annualized. This means that the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested weekly. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. For the seven-day period ending December 31, 2015, the Money Market Portfolio average yield was 0.22% and the effective yield was 0.22%. For the same period the Government Portfolio average yield was 0.20% and the effective yield was 0.20%.

The yield of the Government Portfolio and the Money Market Portfolio was positively affected by fee waivers. (See “Investment Advisor and Service Agent,” “Administrator” and “Fee Waivers and Expense Reimbursement” under “Management of the Fund”).

ADDITIONAL DESCRIPTION CONCERNING VOTING OF PARTICIPATION CERTIFICATES

The Fund’s Amended and Restated Articles of Incorporation provide that on any matter submitted to a vote of Participation Certificate holders, all Participation Certificates, irrespective of class, shall be voted in the aggregate and not by class except that (i) as to a matter with respect to which a separate vote of any class is required by the Investment Company Act or the General Corporation Law of the State of Maryland, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to a matter which does not affect the interest of a particular class, only Participation Certificate holders of the affected class shall be entitled to vote thereon.

Rule 18f-2 under the Investment Company Act provides that any matter required to be submitted by the provisions of such Investment Company Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a “majority” of the outstanding Participation Certificates (as defined herein under “Miscellaneous”) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, Rule 18f-2 exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of Rule 18f-2.

The chart below sets forth those Participation Certificate holders each of which owned of record or beneficially 5% or more of the outstanding Participation Certificates of a Portfolio as of March 31, 2016.

Participation Certificate holder	Percent of Participation Certificates Owned of Government Portfolio	Percent of Participation Certificates Owned of Money Market Portfolio
Blue Cross Blue Shield of Alabama 450 Riverchase Parkway East Birmingham, AL 35298	N/A	14.06%

Blue Cross Blue Shield Association 225 North Michigan Avenue Chicago, Illinois 60601	95.58%	28.49%

Blue Shield of California 50 Beale Street San Francisco, CA 94105	N/A	10.11%

Highmark Health 120 Fifth Avenue Pittsburgh, PA 15222	N/A	9.22%

HTH RE Victoria Hall, 11 Victoria Street Hamilton, HM 11 Bermuda	N/A	9.05%

Blue Cross and Blue Shield of Kansas 1133 SW Topeka Blvd. Topeka KS 66629	N/A	12.14%

Blue Cross Blue Shield of South Carolina I-20 at Alpine Road Columbia, SC 29219	N/A	12.64%

Participation Certificate holders owning 25% or more of the outstanding Participation Certificates may be in control and be able to affect the outcome of certain matters presented for a vote of Participation Certificate holders. Blue Cross Blue Shield Association is organized under the laws of the State of Illinois.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP (“Deloitte”), with offices at 111 South Wacker Drive, Chicago, Illinois 60606 has been selected as the independent registered public accounting firm of the Fund for the year ending December 31, 2016.  Deloitte provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

COUNSEL

Vedder Price, P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601 is counsel for the Fund and the Independent Trustees.

MISCELLANEOUS

As used in the Prospectus and in this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from Participation Certificate holders, means the vote of the holders of more than 50% of the Fund’s outstanding Participation Certificates of each class affected by the matter with respect to which the vote is being taken.

The Fund has chosen a calendar fiscal year.

Purchase orders for Participation Certificates of each of the Portfolios are accepted by the Fund’s Transfer Agent, which is located in King of Prussia, Pennsylvania.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto for the Portfolios contained in the Fund’s Annual Report dated December 31, 2015, are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto for the Portfolios contained in the Fund’s Annual Report for the years ended December 31, 2015, 2014, 2013, 2012 and 2011 have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report thereon also appears in such Annual Report and is also incorporated by reference herein.